SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:

☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

DISCOVERY LABORATORIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant): not applicable

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☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: not applicable

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(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): not applicable

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☐ Fee paid previously with preliminary materials.

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(4) Date Filed: not applicable

Discovery Laboratories, Inc.
2600 Kelly Road, Suite 100
Warrington, PA 18976-3622
(215) 488-9300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday June 21, 2007

To the Stockholders of Discovery Laboratories, Inc.:

The Annual Meeting of Stockholders of Discovery Laboratories, Inc., a Delaware corporation (the “Company”), will be held on June 21, 2007, at 9:00 a.m. Eastern Daylight Time at The Mercer Museum, 84 South Pine Street, Doylestown, PA 18901-4999 for the following purposes.

I.	To elect six members to the Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified;

II.	To act upon the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007;

III.
To consider and approve a new Discovery Labs 2007 Long-Term Incentive Plan (the “2007 Plan”) with 8.5 million shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), available for issuance under such Plan;

IV.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only stockholders of record of the Common Stock at the close of business on April 27, 2007, are entitled to notice of, and to vote at, the meeting and any adjournment or postponements thereof. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at the Company’s executive offices at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622 for a period of 10 days prior to the meeting. The stock transfer books of the Company will not be closed.

The vote of each stockholder is important. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed envelope in order to assure representation of your shares of Common Stock at the Annual Meeting. If you do attend the Annual Meeting you may revoke your proxy and vote by ballot at that time.

By Order of the Board of Directors

David L. Lopez, Esq., CPA
Corporate Secretary

Warrington, Pennsylvania
April 30, 2007

[THIS PAGE INTENTIONALLY LEFT BLANK]

DISCOVERY LABORATORIES, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 21, 2007

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Discovery Laboratories, Inc., a Delaware corporation (“Discovery Labs” or the “Company”), with its principal executive offices at 2600 Kelly Road, Suite 100, Warrington PA 18976-3622, for use at the Annual Meeting of Stockholders and any adjournment or postponement thereof (the “Annual Meeting”) to be held on Thursday, June 21, 2007, at 9:00 a.m. Eastern Daylight Time at The Mercer Museum, 84 South Pine Street, Doylestown, PA 18901-4999. It is expected that this Proxy Statement and the form of proxy will be mailed to stockholders on or about May 11, 2007.

Only holders of record, as of April 27, 2007 (the “Record Date”), of shares of common stock, par value $.001 per share (the “Common Stock”), of the Company will be entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were 84,584,750 shares of Common Stock outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote.

Stockholders may vote at the Annual Meeting in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised, by executing a proxy with a later date, or by attending and voting at the Annual Meeting. All properly executed proxies that are returned in time to be counted at the Annual Meeting and not properly revoked will be voted as stated herewith in “Voting Procedures.” Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by striking through that nominee’s name on the proxy. In addition to the election of directors, the stockholders will consider and vote upon proposals approving the selection of the Company’s independent auditors, adopting the new 2007 Plan with 8.5 million shares of Common Stock available for issuance by the Company, and to transact such other business as may properly come before the meeting and any adjournments or postponements thereof. Where a choice has been specified on the proxy with respect to the any of foregoing matters, the shares represented by the proxy will be voted in accordance with such specifications. If no specification is indicated, the shares represented by the proxy will be voted FOR a respective matter.

The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the form of proxy.

CORPORATE GOVERNANCE

Board of Directors and Committees

Committees of the Board

The Board of Directors appoints all members of the Board committees. The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee, and a Compliance and Quality Committee.

Director Independence

The operation of the Board of Directors is a dynamic process and the Board of Directors regularly reviews changing legal and regulatory requirements. The Board of Directors presently consist of six members, one of whom is an employee of the Company. Presently, Messrs. Amick and McDade and Drs. Link and Rosenthale are “independent” directors within the meaning of the rules of the Securities and Exchange Commission (“SEC”) and the qualitative listing requirements of The Nasdaq Stock Market (“Nasdaq”). Each director who serves on the committees of the Board is “independent” within the meaning of the SEC rules and the qualitative listing requirements of Nasdaq.

Meetings of the Board

The Board of Directors met four times in person and seven times telephonically during the fiscal year ended December 31, 2006. Antonio Esteve, Ph.D., a member of the Board, attended, either in person or by telephone, five meetings of the Board of Directors during the fiscal year ended December 31, 2006. Each of the remaining incumbent directors attended, in person or by telephone, 80% or more of the meetings of the Board of Directors and committees of the Board of Directors on which he served during such fiscal year.

The Company does not have a formal policy regarding director attendance at the 2007 Annual Meeting, however, it is expected, absent good reason, that all directors will be in attendance. Three directors attended the Company’s 2006 Annual Meeting.

Audit Committee

The Audit Committee of the Board of Directors currently consists of Herbert H. McDade, Jr., Max E. Link, Ph.D., and Marvin E. Rosenthale, Ph.D. The primary functions of the Audit Committee include:

•	overseeing the Company’s financial statements, system of internal controls, auditing, accounting and financial reporting processes;

•	providing an independent, direct communication between the Board of Directors and internal auditors;

•	appointing, compensating, evaluating and, when appropriate, replacing independent auditors;

•	overseeing the Company’s tax compliance;

•	reviewing with management and the Company’s independent auditors the annual audit plan;

•	reviewing the Audit Committee Charter;

•	reviewing and pre-approving audit and permissible non-audit services; and

•	reviewing and approving all related-party transactions.

The Audit Committee is also responsible for addressing matters of accounting policy with the Company’s independent accountants. In discharging its role, the Audit Committee is empowered to investigate any matter brought to its attention and has full access to all books, records, facilities and personnel of the Company. The Audit Committee also has the power to retain such legal, accounting and other advisors, as it deems necessary to carry out its duties. The Audit Committee met formally five times during 2006.

The Board of Directors has adopted a written Audit Committee Charter. The composition and responsibilities of the Audit Committee and the attributes of its members, as reflected in its Charter, are intended to be in accordance with applicable qualitative listing requirements of Nasdaq and the rules of the SEC for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. A current copy of the Audit

Committee Charter is available on the Company’s website at http://www.discoverylabs.com and can also be obtained by request from the Secretary of the Company at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622. The Company’s website and the information contained therein or connected thereto are not incorporated into this Proxy Statement.

All members of the Company’s Audit Committee are “independent” as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules and the financial sophistication requirements of Nasdaq Marketplace Rule 4350. The Board of Directors has determined that Max E. Link, Ph.D. is an “audit committee financial expert” as defined under SEC rules.

Report of the Audit Committee (1)

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements with management and the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of such statements with generally accepted accounting principles in the United States. This review included a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The independent auditors noted that their representations addressed the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” The review and discussion with management addressed management’s assessment as to the effectiveness, not just the acceptability, of the Company’s accounting principles, internal control over financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Pursuant to such dialogue, management shall issue a statement reporting management’s assessment of the Company’s internal control over financial reporting, identifying the framework used by management in assessing the effectiveness of such internal control. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence in relation to management and the Company, including matters outlined in the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality and efficacy of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC. The Audit Committee and the Board of Directors have also recommended the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2007.

Submitted by the Audit Committee

Max E. Link, Ph.D., Chairman
Herbert H. McDade, Jr.
Marvin E. Rosenthale, Ph.D.

(1) The material in this report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

The Compensation Committee currently consists of W. Thomas Amick, Max E. Link, Ph.D., and Marvin E. Rosenthale, Ph.D. The primary functions of the Compensation Committee include:

•	reviewing and approving corporate goals and objectives related to compensation of executive officers;

•	reviewing and making recommendations to the Board concerning executive and general compensation matters;

•	determining the compensation of the Chief Executive Officer;

•	reviewing and approving compensation arrangements for executive officers, including employment and severance agreements;

•	overseeing significant employee benefits programs, policies and equity plans for the Company’s executives, and, where appropriate, other employees;

•	reviewing and establishing guidelines for the compensation of members of the Company’s Board of Directors;

•	reviewing and discussing with management disclosures in the Company's annual report and proxy statement related to executive compensation matters.

The Compensation Committee may also form, and delegate its authority to, subcommittees or other committees of the Board when deemed appropriate by the Compensation Committee and, at its discretion, retain special legal, compensation or other consultants to advise the Compensation Committee on compensation matters or as it deems necessary to carry out its duties. The Compensation Committee met formally three times during 2006. See the Report of the Compensation Committee on page 22, below.

The Board of Directors has adopted a written Compensation Committee Charter. The composition and responsibilities of the Compensation Committee and the attributes of its members, as reflected in its Charter, are intended to be in accordance with applicable qualitative listing requirements of Nasdaq and the rules of the SEC for corporate compensation committees. All members of the Company’s Compensation Committee are “independent” as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Compensation Committee reviews and assesses the adequacy of its charter on an annual basis. A current copy of the Compensation Committee Charter is attached as Appendix I to this proxy statement, is also available on the Company’s website at http://www.discoverylabs.com and can also be obtained by request from the Secretary of the Company at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622. the Company’s website and the information contained therein or connected thereto are not incorporated into this Proxy Statement.

Compensation Committee Interlocks

The Compensation Committee is composed entirely of independent directors. There are no “interlocks” as defined by the SEC with respect to any member of the Compensation Committee.

Compliance and Quality Committee

The Compliance and Quality Committee currently consists of W. Thomas Amick and Max E. Link, Ph.D. The primary functions of the Compliance and Quality Committee include:

•	providing oversight for the development, implementation, performance and enforcement of legal and regulatory compliance programs;

•	assessing the adequacy of legal and regulatory compliance programs;

•	investigating and, where appropriate, reporting compliance violations and related issues to the Board of Directors and applicable legal and regulatory authorities; and

•	establishing procedures for the receipt, retention and treatment of complaints regarding legal and regulatory compliance matters.

The Compliance and Quality Committee met formally two times during 2006.

Nominating Committee

The Nominating Committee currently consists of W. Thomas Amick, Herbert H. McDade, Jr., and Marvin E. Rosenthale, Ph.D. The primary functions of the Nominating Committee include:

•	determining the composition, structure of the Board and its committees;

•	evaluating individual members of the Board and its committees;

•	identifying qualified candidates for election to the Board;

•	establishing procedures for director candidate nomination and evaluation; and

•	monitoring and safeguarding the independence of the Board.

The Nominating Committee considers candidates for director nominees that may be proposed by directors, the Chief Executive Officer and stockholders. The Nominating Committee may retain recruiting professionals to identify and evaluate director candidates. The Nominating Committee has the authority to designate the nominees to stand for election as director at each annual meeting of the stockholders of the Company and to fill vacancies on the Board of Directors occurring between annual meetings.

The Nominating Committee strives to identify candidates who possess a mix of skills and diverse perspectives (functional, cultural and geographic). Effort is made to complement and supplement skills within the existing members of the Board. In selecting nominees, the Nominating Committee assesses the independence, character, relevant expertise and experience of candidates and endeavors to collectively establish a number of areas of core competencies, such as business judgment, management, accounting and finance, industry knowledge, leadership, strategic vision, knowledge of international markets and marketing. The Board of Directors may also seek nominees who are widely recognized as leaders in the fields of medicine or the biological sciences, including those who may have received prestigious awards and honors in their fields. Additional criteria include personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to prepare for and attend meetings and participate effectively as a member of the Board of Directors. The Nominating Committee met formally one time during 2006.

The Nominating Committee will consider any candidate submitted by stockholders in compliance with applicable SEC rules and the By-Laws of the Company. The Nominating Committee shall determine, in its sole discretion, whether such candidates meet the Company’s qualifications for candidacy described above and in the charter of the Nominating Committee. Stockholders should send suggestions for candidates, accompanied by the candidate’s name, contact information, biographical material, class or series and number of shares of capital stock of the Company owned beneficially or of record by the person, and qualifications, to the Nominating Committee, c/o the Secretary of the Company at its corporate headquarters located at 2600 Kelly Road, Suite 100, Warrington, PA 18976-3622. From time to time, the Board may change the process through which stockholders may recommend candidates to the Nominating Committee. Please refer to the Company’s website at http://www.discoverylabs.com for changes in this process.

A current copy of the Nominating Committee Charter is available on the Company’s website at http://www.discoverylabs.com and can also be obtained by request from the Secretary of the Company at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622. the Company’s website and the information contained therein or connected thereto are not incorporated into this Proxy Statement.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code”), designed to guide directors and employees in recognizing and dealing with ethical issues in support of the Company’s commitment to conducting its business in compliance with all applicable laws and the highest ethical standards. Articles I-III and VIII-XIII of the Code constitute the Company’s Code of Ethics for Senior Financial Officers in accordance with Section 406 of the Sarbanes-Oxley Act of 2002. The Code applies to all directors, officers and employees of the Company. The Code covers topics including, but not limited to, conflicts of interest, confidentiality of information, fair dealing with customers, suppliers and competitors and compliance with all applicable laws, rules and regulations including, but not limited to, the rules and regulations of applicable self-regulating organizations such as Nasdaq. In order to help foster an environment of honesty and accountability, the Code provides mechanisms for reporting good faith concerns or complaints on a confidential basis to the Company’s Chief Compliance Office.

A copy of the Code is posted on the Company’s website at http://www.discoverylabs.com and can also be obtained, without charge, by request from the Secretary of the Company at 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622. Any amendments to, or waivers from, a provision of the Code that applies to the Company’s directors and executive officers must be approved by the Board of Directors. The Company will publicly disclose any such waivers or amendments pursuant to the rules and regulations of the SEC and Nasdaq. The Company’s website and the information contained therein or connected thereto are not incorporated into this Proxy Statement.

Director Compensation

As described more fully below, this chart summarizes the annual cash compensation for the Company’s non-employee directors during 2006.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

W. Thomas Amick	$24,000	$-	$59,429	$-	$-	$-	$83,429
Antonio Esteve, Ph.D.	18,000	-	59,429	-	-	-	77,429
Max E. Link, Ph.D.	24,000	-	59,429	-	-	-	83,429
Herbert H. McDade, Jr.	30,000	-	66,356	-	-	-	96,356
Marvin E. Rosenthale, Ph.D.	24,000	-	59,429	-	-	-	83,429

(1) Represents the compensation costs of stock options for financial reporting purposes for the year under Financial Accounting Statement 123R (“FAS 123R”), rather than an amount paid to or realized by the Director. See Note 8: “Stock Options and Stock-Based Employee Compensation” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2006 for the assumptions made in determining FAS 123R values. The FAS 123R value as of the grant date for the options is spread over the number of months of service required for the grant to become non-forfeitable. In addition, ratable amounts expensed for grants that were granted in prior years are included, i.e. amounts in respect of grants made in 2005. There can be no assurance that the FAS 123R amounts will ever be realized.

As of December 31, 2006, the aggregate number of option awards outstanding for each director was as follows: Mr. Amick - 110,000; Dr. Esteve - 115,000; Dr. Link - 95,000; Mr. McDade - 145,000; and Dr. Rosenthale - 95,000. The per-option FAS123R grant date value was $1.23 for options granted in 2006.

Non-employee directors also are entitled to expense reimbursements for their travel, lodging and other expenses incurred in connection with attendance at meetings of the Board of Directors, Committee meetings and related activities. Directors who are also employees of the Company are not compensated separately for serving on the Board or any of its Committees.

Pursuant to the Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”), non-employee directors of the Company are entitled to receive a one-time award of options for the purchase of 40,000 shares of Common Stock upon their initial election to the Board of Directors of the Company and, for each individual who is to continue to serve as a Director, whether or not that individual is then standing for reelection to the Board, an annual award of options for the purchase of 30,000 shares of Common Stock following each annual meeting of stockholders thereafter, provided they have served for at least six months prior to such meeting. The exercise price of each such option shall be equal to the fair market value of Common Stock on the date of grant. Each such option shall be immediately exercisable and shall have a maximum term of 10 years, subject to earlier termination on the date twelve months after the optionee ceases to serve as a director of the Company. However, such option shares are subject to repurchase by the Company, at the exercise price paid per share, in the event of the optionee’s termination of service prior to vesting in the shares. Such options vest on the first anniversary of the date of grant. Pursuant to the 2007 Plan under consideration by the stockholders in Proposal III below, the terms for non-employee director options would remain substantially the same. In addition, each of the Company’s non-employee directors receives cash compensation for their services in the amount of $4,500 per quarter, as well as the following additional amounts, as applicable: (i) $2,000 per quarter if a director serves as the Chairman of the Board of Directors; (ii) $1,000 per quarter if the director serves on one or more of the following committees: the Audit Committee, the Compensation Committee, the Compliance and Quality Committee, or the Nominating Committee; and (iii) $500 per quarter for any member who serves as Chairman of any of the foregoing Committees.

The Company has agreed pursuant to its charter documents to indemnify its directors to the maximum extent permissible under the General Corporation Law of the State of Delaware. In addition, the Company has entered into indemnity agreements with certain of its executive officers which provide, among other things, that the Company will indemnify such officer, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as an officer or other agent of the Company, and otherwise to the fullest extent permitted under the General Corporation Law of the State of Delaware and the Company’s Bylaws.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 23, 2007, certain information regarding the beneficial ownership of the Common Stock of the Company (i) by each executive officer and director of the Company listed in the chart below, (ii) by all executive officers and directors as a group, and (iii) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock of the Company. The address of each person is c/o Discovery Laboratories, Inc., 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622, unless otherwise noted.

Name of Beneficial Owner (1)	Shares	Common Stock Equivalents (2)	Total Beneficial Ownership	Percentage of Class Beneficially Owned (1)

Officers and Directors
W. Thomas Amick	10,000	110,000	120,000	*
Robert J. Capetola, Ph.D.	205,485	1,980,582	2,186,067	2.53%
John G. Cooper	41,006	921,874	962,880	1.13%
Antonio Esteve, Ph.D. (3)	3,206,689	166,174	3,372,863	3.84%
Max E. Link, Ph.D.	166,821	95,000	261,821	*
David L. Lopez, Esq., CPA	25,246	823,915	849,161	*
Herbert H. McDade, Jr.	-	145,000	145,000	*
Thomas F. Miller, Ph.D., MBA	9,440	152,084	161,524	*
Marvin E. Rosenthale, Ph.D.	173,711	95,000	268,711	*
Robert Segal, M.D., F.A.C.P.	9,005	562,666	571,671	*

Name of Beneficial Owner (1)	Shares	Common Stock Equivalents (2)	Total Beneficial Ownership	Percentage of ClassBeneficially Owned (1)

Officers and Directors as a group (14 persons)	3,877,768	5,316,045	9,193,813	10.23%

5% Security Holders

Heartland Advisors Inc. (4) 789 North Water Street Milwaukee, WI 53202	6,151,500	-	6,151,500	7.27%

Morgan Stanley (5) FrontPoint Partners LLC 2 Greenwich Plaza Greenwich, CT 06830-7153	6,420,316	-	6,420,316	7.59%

* Less than 1%

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes voting and investment power with respect to shares of Common Stock. Shares of Common Stock and shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 23, 2007 held by each person or group named above, are deemed outstanding for computing the percentage ownership of the person or group holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or group.

(2)	Common Stock Equivalents includes shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 23, 2007 held by each person or group named above.

(3)
Beneficial ownership of Common Stock includes 2,884,410 shares owned by Laboratorios Esteve, 317,164 shares owned by Laboratorios P.E.N., S.A., an affiliate of Laboratorios Esteve, and 5,115 shares owned directly by Dr. Esteve. Common Stock Equivalents includes 115,000 shares of Common Stock issuable upon the exercise of outstanding options held by Dr. Esteve and 51,174 shares of Common Stock issuable on the exercise of outstanding warrants owned by Laboratorios Esteve. As a consequence of Dr. Esteve’s relationship with Laboratorios Esteve, including, serving as President of Laboratorios Esteve, he may be deemed to have beneficial ownership of the shares owned by Laboratorios Esteve and Laboratorios P.E.N.

(4)
Includes shares managed by Heartland Advisors. Heartland Advisors manages the Heartland family of mutual funds and separate institutional and individual portfolios. Information in the table and this footnote is as of April 23, 2007 and based on information that the Company directly obtained from Heartland Advisors.

(5)
Includes shares managed by FrontPoint Partners LLC, an affiliate of Morgan Stanley. FrontPoint Partners is an integrated investment management company that offers a group of alternative investment strategies. Information in the table and this footnote is as of April 23, 2007 and based on information that the Company directly obtained from FrontPoint Partners.

PROPOSAL I

ELECTION OF DIRECTORS

At the Annual Meeting, the Company’s stockholders will be asked to elect six directors for a one-year term expiring at the next annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

The Board of Directors recommends that the persons named below be elected as directors of the Company and it is intended that the accompanying proxy will be voted for their election as directors, unless the proxy contains contrary instructions. Shares of Common Stock represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.

The persons nominated for election to the Company’s Board of Directors are: W. Thomas Amick, Robert J. Capetola, Ph.D., Antonio Esteve, Ph.D., Max E. Link, Ph.D., Herbert H. McDade, Jr. and Marvin E. Rosenthale, Ph.D.

Each of the nominees currently serves as a director of the Company. The directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting. See “Voting Procedures” on page 31 below.

Nominees for Election to the Board of Directors

The names of the nominees for election to the Board of Directors and certain information about such nominees are set forth below. For information concerning the number of shares of Common Stock beneficially owned by each nominee, see “Security Ownership of Directors, Officers and Certain Beneficial Owners” below.

Name	Age	Position with the Company
W. Thomas Amick	64	Director, Chairman of the Board of Directors
Robert J. Capetola, Ph.D.	57	Director, Chief Executive Officer
Antonio Esteve, Ph.D.	49	Director
Max E. Link, Ph.D.	66	Director
Herbert H. McDade, Jr.	80	Director
Marvin E. Rosenthale, Ph.D.	73	Director

W. Thomas Amick has served as a Director of the Company since September 2004 and as its Chairman since March 2007. Since March 2005, Mr. Amick has served as Chairman and CEO of Aldagen, Inc. In 2004, Mr. Amick retired from a distinguished 30 year career with Johnson and Johnson, having most recently served as Vice President, Business Development at Johnson & Johnson Development Corporation, from 2003 to 2004, and President of Ortho Biotech Europe, from 2001 to 2003. Previously at Johnson & Johnson, he served as President of Janssen-Ortho, Inc., managing the entire Johnson & Johnson pharmaceutical and biotechnology portfolio for Canada, Vice President of the Oncology Franchise of Ortho Biotech, and held various other sales and executive positions throughout his career. Mr. Amick is also a member of the Advisory Boards for Quaker BioVentures and Intersouth Partners and a member of the boards of directors of several private biotechnology companies. He holds a B.S. degree in business administration from Elon College and has attended executive courses at the Kellogg School of Management, Harvard Business School and Darden School of Business.

Robert J. Capetola, Ph.D. has served as President, Chief Executive Officer and a Director of the Company and an affiliated entity, Acute Therapeutics, Inc., since 1996. Prior to joining the Company, Dr. Capetola served as President and a member of the board of directors of Delta Biotechnology, a subsidiary of Ohmeda Pharmaceutical Products Division, a division of The BOC Group (“Ohmeda”), from 1994 to 1996, and as Vice President of Research and Development at Ohmeda, from 1992 to 1996. He served on Ohmeda’s operating board and was responsible for all aspects of Ohmeda’s research and development, including preclinical research and development, clinical development, biometrics and regulatory affairs. From 1977 to 1992, Dr. Capetola held a variety of positions at Johnson & Johnson Pharmaceutical Research Institute, including Senior Worldwide Director of Experimental Therapeutics. Dr. Capetola received his B.S. from the Philadelphia College of Pharmacy & Science and his Ph.D. in pharmacology from Hahnemann Medical College.

Antonio Esteve, Ph.D. has served as a Director of the Company since May 2002. Dr. Esteve has been with Laboratorios del Dr. Esteve, S.A. (“Laboratorios Esteve”) since 1984 and is currently the President of Laboratorios Esteve. He currently serves as the President of Farmaindustria (Spanish National Association of the Pharmaceutical Industry) and as an elected member of the Advisory Board for research and development of the Spanish Ministry of Science and Technology. From 1998 to 2001 he served as Chairman of the Advisory Committee on Trade and Economics of the International Federation of Pharmaceutical Manufacturers Association (IFPMA). Since 1986, Dr. Esteve has served as Professor at the Autonomous University of Barcelona, School of Pharmacy. In 1982, Dr. Esteve was employed by McNeil Pharmaceutical where he specialized in pharmaceutical marketing. Dr. Esteve holds a Ph.D. in Pharmaceutical Science and a degree in Pharmacy from the University of Barcelona, Faculty of Pharmacy.

Max E. Link, Ph.D. has served as a Director of the Company since October 1996. Dr. Link has held a number of executive positions with pharmaceutical and health care companies. He currently serves on the board of directors of three other publicly-traded life science companies: Alexion Pharmaceuticals, Inc., Celsion Corporation, and Human Genome Sciences, Inc. From March 2001 until August 2003, Dr. Link served as Chairman and Chief Executive Officer of Centerpulse, Ltd. From May 1993 until June 1994, Dr. Link was Chief Executive Officer of Corange Limited, the parent company of Boehringer Mannheim, now F. Hoffmann La Roche & CIE AG, and DePuy, Inc. Prior to that time, he served in a number of positions within Sandoz Pharma, Ltd., now Novartis Pharma, Ltd., including Chief Executive Officer from 1987 until April 1992, and Chairman from April 1992 until May 1993.

Herbert H. McDade, Jr. has served as a Director of the Company since June 1996 and as its Chairman from June 2000 until March 2007. Prior to his retirement in 1996, Mr. McDade was employed by the Upjohn Company for 20 years, served for 14 years as President of Revlon Health Care Pharmaceuticals and Revlon Health Care International, and served as Chairman and President of Armour Pharmaceutical Company from 1986 to 1990. Mr. McDade is a member of the board of directors of Access Pharmaceuticals, Inc., and until January 5, 2003, was a member of the board of directors of one other publicly-held company, CytRx Corporation.

Marvin E. Rosenthale, Ph.D. has served as a Director of the Company since 1998. Prior to his retirement in 1999, Dr. Rosenthale served as President and Chief Executive Officer of Allergan Ligand Retinoid Therapeutics, Inc., having joined as Vice President in 1993. Previously, over a period of 16 years, Dr. Rosenthale served in a variety of executive positions at Johnson & Johnson, including Vice President, Drug Discovery Worldwide, at R.W. Johnson Pharmaceutical Research Institute, and director of the divisions of pharmacology and biological research and executive director of drug discovery research at Ortho Pharmaceutical. From 1960 to 1977, Dr. Rosenthale served in various positions with Wyeth Laboratories. Dr. Rosenthale currently serves on the boards of directors of several privately-held companies. Dr. Rosenthale received a Ph.D. in pharmacology from Hahnemann Medical College, an M.Sc. in pharmacology from Philadelphia College of Pharmacy & Science and a B.Sc. in pharmacy from the Philadelphia College of Pharmacy & Science.

The Board of Directors recommends a vote “FOR” each of the nominees to the Board of Directors set forth above.

PROPOSAL II

RATIFICATION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors, acting upon the recommendation of the Audit Committee, has reappointed the firm of Ernst & Young LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2007.

Although action by the stockholders in this matter is not required under the General Corporation Law of the State of Delaware, the Board of Directors believes that it is appropriate to seek stockholder action regarding this appointment in light of the critical role played by independent auditors in maintaining the integrity of the Company’s financial controls and reporting. If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee may engage different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, and fees for other services rendered by Ernst & Young LLP during those periods:

Fee Category:	Fiscal 2006	% of Total	Fiscal 2005	% of Total

Audit Fees	$229,000	66%	$244,000	68%
Audit-Related Fees	89,000	26%	83,000	23%
Tax Fees	25,000	7%	30,000	8%
All Other Fees	2,000	1%	2,000	1%
Total Fees	$345,000	100%	$359,000	100%

“Audit Fees” are fees that the Company paid to Ernst & Young LLP for: the audit of the Company’s annual consolidated financial statements; the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, the attestation of management’s report on the effectiveness of internal control over financial reporting and services related to registration statements and other offering memoranda. “Audit Related Fees” are fees related to the audit of the Company’s internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. “Tax Fees” consisted of tax compliance/preparation and other tax services. No portion of these tax fees related to financial information or operational system design or implementation services. “All other fees” are fees for any services not included in the first three categories.

The Audit Committee, or a designated member thereof, pre-approved all audit and non-audit services rendered by Ernst & Young LLP to the Company in 2006.

The Audit Committee has considered whether the provision of all other services by Ernst & Young LLP is compatible with maintaining the independence of Ernst & Young LLP and has concluded that Ernst & Young LLP is independent.

Representatives of Ernst & Young LLP are expected to be available at the meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

Pre-Approval Policies

The Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent auditors prior to the engagement of the independent auditors with respect to such services. A designated member of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services, provided the Chairman of the Audit Committee informs the Audit Committee of such approval at its next regularly scheduled meeting. If specific pre-approval for any services to be provided by the Company’s independent auditors is not required, the Company’s Chief Financial Officer has the authority to determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee must be informed on a timely basis of any such services provided by the Company’s independent auditors.

On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, management reports to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee of the Audit Committee, provided that any such pre-approvals are reported at the next Audit Committee meeting.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL III

APPROVAL OF THE 2007 DISCOVERY LABS LONG-TERM INCENTIVE PLAN

Introduction

The Board of Directors has approved the 2007 Plan in March 2007 and recommends that the stockholders also approve the 2007 Plan, which requires a vote of a majority of the votes cast. The 2007 Plan provides for the grant of long-term equity and cash incentive compensation awards.

If approved by stockholders, the 2007 Plan will replace the Company’s 1998 Plan whose ten-year term is expiring in March 2008. The Board of Directors believes that the 2007 Plan is important for the Company’s continuing efforts to attract, motivate and retain highly qualified and experienced employees.

The 2007 Plan continues many of the features of the Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”), but is updated to reflect changes to Nasdaq rules regarding equity compensation, other regulatory changes and market and corporate governance developments. Awards outstanding under the 1998 Plan will continue to be governed by the terms of that plan and the agreements under which they were granted.

Purpose

The purposes of the 2007 Plan are to encourage selected employees, directors and consultants of the Company to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

If approved by stockholders, the 2007 Plan replaces the 1998 Plan and no further awards will be granted under the 1998 Plan. For information on outstanding equity compensation awards under the Company’s existing plans, see the Grants of Plan-Based Awards table on page 24. This section summarizes the 2007 Plan, and is qualified in its entirety by the full text of the 2007 Plan, which is included in Appendix II to this proxy statement. Capitalized terms used in this Proposal are defined in the 2007 Plan.

Key Features of the 2007 Plan

•
Limitation on shares requested. The maximum number of shares as to which stock options and stock awards may be granted under the 2007 Plan is 8,500,000 shares. This represents approximately 10% of the Company’s outstanding shares as of April 5, 2007. The 1998 Plan presently has only 537,790 shares available for grant under the 1998 Plan (plus any shares that might in the future be returned to the 1998 Plan as a result of the reacquisition of unvested shares, or as a result of cancellations or expiration of options).

•	Limitation on term of stock option grants. The term of each stock option will not exceed ten years.

•
Limitation on share counting. Shares surrendered for the payment of the exercise price or withholding taxes under stock options or stock appreciation rights, and shares repurchased in the open market with the proceeds of an option exercise, may not again be made available for issuance under the 2007 Plan.

•
No repricing or grant of discounted stock options. The 2007 Plan does not permit the repricing of options or stock appreciation rights either by amending an existing award agreement or by substituting a new award at a lower price. The 2007 Plan prohibits the granting of stock options or stock appreciation rights with an exercise price less than the Fair Market Value of the Company’s stock on the date of grant.

Description of the 2007 Plan

Eligibility. Any employees, directors or consultants of the Company will be eligible to participate in the 2007 Plan.

Administration. The Compensation Committee (the ”Committee”), a fully independent committee of the Company’s Board of Directors, is responsible for the administration of the 2007 Plan. The Committee will have the authority to establish rules and guidelines for the administration of the 2007 Plan; select the employees, directors and consultants to whom awards are granted; determine the types of awards to be granted and the number of shares covered by such awards; set the terms and conditions of such awards and cancel, suspend and amend awards. The Committee has the sole discretion to make determinations and interpret the 2007 Plan. The Committee may delegate its authority under the 2007 Plan to one or more members of the Committee or officers of the Company in accordance with the terms and limitations of the 2007 Plan.

Shares Available for Awards. Shares delivered pursuant to an award may consist of authorized and unissued shares or treasury shares. If any shares covered by an award under the 2007 Plan are forfeited or otherwise terminated without delivery of shares, then the shares covered by such an award shall again be available for granting awards under the 2007 Plan. In an acquisition, any awards made and any of the shares delivered upon the assumption of or in substitution for outstanding grants made by the acquired company will not be counted against shares available for granting awards under the 2007 Plan. Dividend equivalents denominated in shares and awards not denominated, but potentially payable in shares shall be counted against the aggregate number of shares available for granting awards under the 2007 Plan in such amount and at such time as the dividend equivalents and such awards are settled in shares. Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other awards or awards granted under the 2007 Plan may only be counted once against the aggregate number of shares available.

As noted above, shares surrendered for the payment of the exercise price or withholding taxes under stock options or stock appreciation rights, and shares repurchased in the open market with the proceeds of an option exercise, may not again be made available for issuance under the 2007 Plan. In addition, shares that were subject to an option or stock-settled stock appreciation right and were not issued upon the net settlement or net exercise of such option or stock appreciation right will also not be made available for issuance. The last sales price of the Company’s stock on April 24, 2007 was $2.83 as reported on the Nasdaq Global Market.

Stock Options and Stock Appreciation Rights. The Committee may award stock options in the form of nonqualified stock options or incentive stock options, or stock appreciation rights, each with a maximum term of ten years. The Committee will establish the vesting schedule for stock options and the method of payment for the exercise price, which may include cash, shares, or other awards. Stockholder approval of the class of eligible participants under the 2007 Plan and, as described below, the limits on the number of options and stock appreciation rights granted to any one participant under the 2007 Plan is intended to satisfy the stockholder approval conditions for such awards to qualify as deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Restricted Stock and Restricted Stock Units. The Committee may award restricted stock and restricted stock units and establish the applicable restrictions, including any limitation on voting rights or the receipt of dividends. The Committee may decide to include dividends or dividend equivalents as part of an award of restricted stock or restricted stock units and may accrue dividends, with or without interest, until the award is paid. The Committee will establish the manner and timing under which restrictions may lapse. If employment is terminated during the applicable restriction period (other than as a result of death or disability), shares of restricted stock and restricted stock units still subject to restriction will be forfeited, except as determined otherwise by the Committee.

Performance Awards and Other Stock-Based Awards. The Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee. Performance criteria mean any measures, as determined by the Committee, which may be used to measure the level of performance of the Company or participant during a performance period, and include: achieving specified milestones in the discovery, development, commercialization or manufacturing of one or more of the Company’s product candidates, obtaining debt or equity financing, achieving personal management objectives, achieving sales, revenue, net income (before or after taxes), net earnings, earnings per share, return on total capital, return on equity, cash flow, operating profit and/or margin rate targets. The Committee may grant other stock-based awards that are denominated or payable in shares, under the terms and conditions as the Committee will determine. The Committee may decide to include dividends or dividend equivalents as part of a performance or other stock-based award, and may accrue dividends, with or without interest, until the award is paid.

Non-Employee Director Options. Option grants shall be made to non-employee directors on specified dates as follows: (i) options to purchase 40,000 shares on the date of first election or appointment to the board and (ii) thereafter, options to purchase 30,000 shares on the date of each subsequent annual stockholders meeting when such person continues to, and has served as a director for at least six months. Non-employee director options vest on the first anniversary of the date of grant (subject to continued service as a director through such date) and will otherwise vest in full upon the termination of service as a result of death or disability. Non-employee director options have a term of ten years (subject to earlier termination twelve months after any termination of service) and are subject to the same payment and exercise terms as ordinary options.

Transferability and Per-Person Limitations. Awards are not transferable other than by will or the laws of descent and distribution unless determined otherwise by the Committee. Awards may not be pledged or otherwise encumbered. The number of shares with respect to which stock options and stock appreciation rights may be granted during any year to an individual will not exceed 1.5 million shares, and the number of shares with respect to which restricted stock, restricted stock units, performance awards and other stock-based awards that may be granted in any year to an individual will not exceed 750,000 shares, subject to adjustment as described below.

Adjustments. In the event of certain corporate transactions or events affecting the number or type of outstanding common shares of the Company, including, for example, a dividend or other distribution (whether in cash or stock), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or issuance of warrants, the Committee will make adjustments as it deems appropriate. These adjustments include changing the number and type of shares to be issued under the 2007 Plan and outstanding awards; changing the per-participant limitations on awards and the grant, purchase or exercise price of outstanding awards; and changing the limit on the total amount of restricted stock, restricted stock units, performance awards or other stock-based awards that may be granted. The Committee may also make adjustments in the terms of awards in connection with certain acquisitions, and make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or of changes in applicable laws, regulations, or accounting principles.

Termination. Unless otherwise provided in the award agreement, in the event that a participant’s employment or service is terminated for cause, such participant’s unvested or unexercised awards shall immediately be forfeited or terminate, as applicable. On the death or disability of a participant, such participant’s restricted stock awards shall become nonforfeitable, and exercisable unexercised options or stock appreciation rights may, during the term of such award, be exercised within the first twelve (12) months after such participant’s death, and within ninety (90) days after termination on account of disability. On termination for any other reason, the participant’s forfeitable restricted stock awards shall be forfeited, and the participant’s exercisable unexercised options or stock appreciation rights may be exercised during the term of such award not later than three (3) months after such termination. On termination for cause, or in the event a participant breaches post-termination covenants, the Company may repurchase at the lesser of the purchase price or fair market value all or a portion of shares acquired upon exercise of an award or require a participant to repay the amount of profits derived by participant upon the disposition of shares underlying an award during the previous three years.

Plan Term. The 2007 Plan will become effective upon approval by the Company’s stockholders at the Annual Meeting and will terminate on the tenth anniversary of the date of such Annual Meeting unless earlier terminated in accordance with the provisions of the 2007 Plan.

Amendments. The Committee will seek stockholder approval of material amendments to the 2007 Plan as required by law, regulation or stock exchange. The Committee may waive conditions or amend the term of awards, or otherwise amend or suspend awards already granted subject to certain conditions.

Corporation Transaction/Change in Control. Except as otherwise provided in a participant’s employment, consulting or other applicable agreement, in the event of a Corporate Transaction or Change in Control, outstanding options and stock appreciation rights shall automatically be accelerated and become immediately exercisable, unless such awards are assumed by the successor corporation, replaced with an equivalent cash incentive program or the acceleration of such awards is subject to other limitations under the applicable award agreement. Outstanding repurchase rights on restricted stock awards shall terminate automatically, and shares subject to such terminated rights shall immediately vest in full, except to the extent such repurchase rights are assigned to the successor corporation or such awards are subject to other limitations under the applicable award agreement. Appropriate adjustments to options and stock appreciation rights assumed in a Corporate Transaction shall be made immediately to the exercise price payable, the number of securities available for issuance, and the maximum number of securities a person may be granted in a year. The Committee has the discretion to provide for acceleration of awards whether or not the awards are to be assumed or replaced in a Corporate Transaction or a Change in Control, or in the event of an involuntary termination within a period not exceeding eighteen (18) months following a Corporate Transaction or Change in Control.

Federal Income Tax Consequences. The grant of an option or stock appreciation right will create no tax consequences for the participant or the Company at the time of the grant. A participant will have no taxable income upon exercise of an incentive stock option except that the alternative minimum tax may apply. Upon exercise of an option other than an incentive stock option, or a stock appreciation right, a participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price. Upon a disposition of shares acquired by exercise of an incentive stock option on or before the earlier of the second anniversary of the grant of such incentive stock option or the first anniversary of the exercise of such option, the participant generally must recognize ordinary income equal to the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price or (2) the amount realized upon the disposition of the incentive stock option shares minus the exercise price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss. Other awards under the 2007 Plan, including restricted stock and restricted stock units will generally result in ordinary income to the participant at the later of the time of delivery of cash, shares, or other awards, or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered shares or other awards. Except as discussed below, the Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option, stock appreciation rights, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant. Thus, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the incentive stock option holding periods.

Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the amount of compensation the Company may deduct with respect to its Chief Executive Officer and each of the other Named Executive Officers to $1 million per year. However, this limitation does not apply to certain performance-based compensation. The Company intends that options and stock appreciation rights, and, subject to shareowner approval of the performance goals described in this proxy statement, restricted stock and restricted stock units granted under the 2007 Plan that are subject to such performance goals will continue to qualify as performance-based compensation not subject to Section 162(m)’s $1 million deductibility cap. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the 2007 Plan will be fully deductible under all circumstances. In addition, other awards under the 2007 Plan, such as restricted stock and other stock-based awards that are not subject to the specified performance goals, generally may not qualify, so that compensation paid to executive officers in connection with such awards may not be deductible.

This general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2007 Plan. Different tax rules may apply to specific participants and transactions under the 2007 Plan, particularly in jurisdictions outside the United States.

The Company’s Board of Directors therefore recommends a vote FOR the proposal to approve the Discovery Labs 2007 Long-Term Incentive Plan.

EXECUTIVE OFFICERS

Executive Officers

The following table sets forth the names and positions of the executive officers of the Company:

Name	Age	Position with the Company
Robert J. Capetola, Ph.D.	57	President, Chief Executive Officer and Director
Kathryn A. Cole	41	Senior Vice President, Human Resources
John G. Cooper	48	Executive Vice President, Chief Financial Officer and Treasurer
Charles F. Katzer	57	Senior Vice President, Manufacturing Operations
David L. Lopez, Esq., CPA	49	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Kathleen A. McGowan	46	Director of Finance & Controller
Thomas F. Miller, Ph.D., MBA	37	Senior Vice President, Commercialization and Corporate Development
Robert Segal, M.D., F.A.C.P.	50	Senior Vice President, Medical/Scientific Affairs & Chief Medical Officer
Mary B. Templeton, Esq.	60	Senior Vice President, Deputy General Counsel

Robert J. Capetola, Ph.D. - Please refer to the Directors section of Proposal I for a biographical discussion of Dr. Capetola.

Kathryn A. Cole has been with the Company since January 2006 and currently serves as Senior Vice President, Human Resources. From 2001 through 2006, Ms. Cole served as Vice President, Human Resources for Savient Pharmaceuticals Inc., a publicly-traded specialty pharmaceutical company, where she was responsible for creating and implementing the human resources strategy for the corporate office, commercial operations, and its former subsidiary, Rosemont Pharmaceuticals, LTD. of Leeds, United Kingdom. Ms. Cole has also held various human resource management positions with companies such as Cytogen Corporation, EpiGenesis Pharmaceuticals, and the Prudential Insurance Company of America. Ms. Cole received her undergraduate degree in Communication from Douglass College and her Master of Science degree in Industrial Relations and Human Resources from the Rutgers University School of Management and Labor Relations.

John G. Cooper has been with the Company since December 2001 and currently serves as Executive Vice President, Chief Financial Officer and Treasurer. Mr. Cooper has over 25 years of extensive experience in managing emerging growth companies, including public and private equity financings, investor relations, strategic alliances, mergers and acquisitions, strategic and financial planning, and development of financial management and accounting systems. Prior to joining the Company, he served as Chief Financial Officer at Traffic.com, Inc., Chief Financial Officer at Taratec Development Corporation, a venture capital backed provider of information technology solutions to the life sciences industry, Senior Vice President and Chief Financial Officer of Chrysalis International Corporation (a public company acquired by MDS Pharmaceuticals, Inc.), Senior Vice President and Chief Financial Officer of DNX Corporation, a public biotechnology company, where Mr. Cooper managed its initial public offering in 1991, and Director, Finance and Controller of ENI Diagnostics (a public life sciences company acquired by Pharmacia). Mr. Cooper is a Certified Public Accountant and received his B.S. in Commerce from Rider University.

Charles F. Katzer has been with the Company since January 2006 and serves as Senior Vice President, Manufacturing Operations. From 2000 through 2005, Mr. Katzer served as Vice President, Vaccine Manufacturing at MedImmune Vaccines, Inc. Previously, and during his over-30 years experience in the pharmaceutical industry, he has held positions of increasing responsibility in Manufacturing, Quality Assurance, Supply Chain, Engineering and Research with MedImmune, U.S. Bioscience, Rhone Poulenc Rorer, Baxter Travenol, McGaw Laboratories and Biological Specialties. Mr. Katzer holds a B.S. degree in Zoology from the University of Wisconsin.

David L. Lopez, Esq., CPA has been with the Company since April 2000 and serves as Executive Vice President, General Counsel, Chief Compliance Officer and Secretary. Previously, Mr. Lopez served as Senior Corporate Attorney at the Manhattan law firm of Roberts, Sheridan & Kotel, P.C. and, in 1996, as a Legal Research Specialist with the Securities and Exchange Commission. Prior to that time, he held increasingly senior corporate finance, tax and accounting related positions with Drexel Burnham Lambert, Price Waterhouse and Deloitte, Haskins & Sells. Mr. Lopez holds a B.S. in Economics and Accounting from Fairleigh Dickinson University and a J.D. from St. John’s University School of Law.

Kathleen A. McGowan has been with the Company since June 2004 and serves as Director of Finance and Controller. Prior to joining the Company, from 2000, Ms. McGowan served as Director of Financial Analysis at Claneil Enterprises, Inc., a private equity investment firm. Previously, Ms. McGowan served as Financial Controller at The Liposome Company, Inc., a publicly-held biotech company acquired by Elan Corporation, plc., and as Controller at Nelson Communications, which was acquired by Publicis Healthcare Group, a leading U.S. healthcare communications company. From 1983 to 1995, Ms. McGowan also held financial management positions with Johnson & Johnson, primarily at Ortho-McNeil Pharmaceutical and Johnson & Johnson Corporate. Ms. McGowan received her B.S. in Finance and Accounting from Drexel University and an M.B.A. in Finance from Fairleigh Dickinson University.

Thomas F. Miller, Ph.D., MBA initially joined the Company in August 2004 as Vice President, Worldwide Marketing. Following termination of his employment in connection with the 2006 corporate restructuring, he rejoined the Company and currently serves as Senior Vice President, Commercialization and Corporate Development. Prior to joining the Company, from 2003 to 2004, Dr. Miller served as the Director of Global Biologics Strategic Marketing at Centocor, a Johnson & Johnson biotechnology company, where he was responsible for the development of global business strategy for emerging, niche-market products. Previously, Dr. Miller held commercial and scientifically-related positions of increasing responsibility at Pharmacia, BASF Pharma, and Pfizer. Dr. Miller holds a B.S. Degree in Biology from Fairfield University, an MBA degree from Fairleigh Dickinson University and a Ph.D. in Cardio-respiratory physiology from Temple University School of Medicine.

Robert Segal, M.D., F.A.C.P. has been with the Company since 2000 and serves as Senior Vice President, Medical and Scientific Affairs and Chief Medical Officer, having previously served as Vice President, Clinical Research. Dr. Segal has over 25 years of medical and pharmaceutical experience in the field. Prior to joining the Company, from 1992, Dr. Segal held the positions of Associate Director and Director, Cardiovascular Clinical Research at Merck Research Laboratories at Merck & Co, Inc. Dr. Segal received his medical degree from the University of Pretoria Medical School, South Africa. Dr. Segal is a diplomat of the American Board of Internal Medicine with sub-specialty certification in nephrology and is a Fellow of the American College of Physicians. He completed his internship and residency in medicine at Sinai Hospital, Baltimore, and clinical postdoctoral fellowships in general medicine at The Johns Hopkins Hospital and nephrology at UCLA, as well as a research fellowship in molecular biology at UCLA. Prior to joining Merck, he was an Assistant Professor of Medicine in the Division of Nephrology at UCLA School of Medicine and served as an intern advisor to the Biotechnology Program at Northwestern University.

Mary B. Templeton, Esq. has been with the Company since March 2006 and serves as Senior Vice President and Deputy General Counsel. Prior to joining the Company, Ms. Templeton spent eight years in private practice in New York City, including, from 2001, as a partner of Taylor, Colicchio & Silverman, LLP. Previously, Ms. Templeton held senior legal positions in the financial services industry, serving as Senior Vice President and General Counsel to both The Charles Schwab Corporation, from 1992 to 1998 and The Sequor Group Inc., from 1984 to 1992. Prior to that time, she served as Director of Investment Company Products at Charles Schwab & Co., Inc., and Trust Officer of Bradford Trust Company. Ms. Templeton holds a B.A. from Chatham College, where she is a member of the Board of Trustees, and a J.D. with High Honors from Rutgers University School of Law - Camden. She is a member of the Bar Associations of Pennsylvania and New York.

Family Relationships

There are no family relationships among directors or executive officers of the Company.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

The Company is committed to providing its employees with meaningful work and advancement opportunities, and its stockholders with a superior rate of return. Under the oversight of the Compensation Committee of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs, including those applied to its Chief Executive Officer, which provide a total compensation package that is intended to be competitive within the industry to enable the Company to attract and retain high-caliber, qualified executives. The Company’s compensation practices are designed to motivate executives over the long term, to align the interests of management and stockholders and to ensure that executives are appropriately rewarded for their accomplishments and the benefits achieved for the Company’s stockholders.

The primary components of executive management compensation are (i) competitive base salary, (ii) annual incentive bonus, and (iii) long term incentive equity awards. Incentive compensation in each year may consist of cash incentive bonuses, equity awards, or a combination of cash bonus and equity awards, in each case, based upon the achievement of corporate goals and the individual’s success in meeting individual performance objectives. The Company often relies on long-term incentive equity compensation (i.e., stock options) to motivate its officers and other employees. This practice allows the Company to retain cash for research and development activities and other corporate projects. In making long-term incentive equity awards, the Compensation Committee considers a number of factors to determine the size of grants to individual executives, including the scope of an executive's job responsibilities, past performance, salary level, the achievement of designated milestones, the size of any prior grants, and the size and frequency of grants by comparable biopharmaceutical and life sciences companies.

Compensation Program Objectives and Rewards

The Company’s compensation philosophy is based on the following objectives and intended rewards:

•	Attract, engage and retain the workforce to ensure the Company’s long-term success;

•	Align employees’ interests with the Company’s short and long term strategic goals and objectives;

•	Promote the interests of the Company’s stockholders with a goal of increasing shareholder value;

•
Acknowledge and respond to changes in compensation for similar executive positions at comparable companies in the Company’s competitive marketplace. Market-based data is gathered annually through participation in salary surveys such as the Radford Life Sciences Survey, and is reported based upon such criteria as company size, geographic location and title and job responsibilities; and

•	Link compensation directly to the performance of the Company and acknowledge and differentiate among individual contributors to the achievement of corporate results.

Executive Compensation Structure

As noted above, the components of total compensation for all executives include base salary, annual incentive bonus and long-term incentive equity awards, each of which is reviewed annually. The President and Chief Executive Officer has formed an internal management compensation committee (“Management Compensation Committee”) consisting of himself, the Executive Vice President and Chief Financial Officer, the Executive Vice President and General Counsel, and the Senior Vice President, Human Resources. The Management Compensation Committee reviews each executive’s total compensation and performance annually, against achievement of corporate and personal objectives and against available market data, and makes recommendations to the Compensation Committee. The Compensation Committee separately evaluates and determines the total compensation of the President and Chief Executive Officer annually.

Corporate objectives are defined and approved by the Board of Directors following internal discussions and planning exercises held by the Company’s senior management and are directed generally to timely achieving the goals identified from time to time in the Company’s public filings, advancing the Company’s proprietary Surfactant Replacement Therapies (SRT) pipeline and managing the financial and fiscal health of the Company within the approved financial plan and in accordance with any guidance that the Company may give the financial markets. An executive’s personal goals are defined based on the contribution such executive’s role and expertise can bring to bear on achieving the Company’s corporate objectives. In evaluating the individual performance of an executive, the Management Compensation Committee and the Compensation Committee of the Board do not adhere to a strict formulaic process to determine the components of compensation, or the relative mix of such components, and may, in their discretion, consider and give weight to such additional factors as the overall contribution of an executive, teamwork and leadership qualities.

Base Salary

Base salary and base salary adjustments are determined with reference to each executive’s title and position, performance and individual achievements, level of experience and comparative compensation information relative to market. In reviewing comparative compensation information, the Management Compensation Committee considers compensation ranges for equivalent positions in the Company’s marketplace, salary trends in the Company’s industry and cost of living indexes. For this purpose, the Management Compensation Committee will refer to national, industry and local salary survey information. Following its deliberations, the Management Compensation Committee recommends base salary adjustments to the Compensation Committee of the Board for its approval, and at the request of the Compensation Committee may provide additional information prepared by an independent compensation consultant. Base salary adjustments are prorated for all executive new hires, based upon the executive’s start date with the Company, and for those executives who may not have been an active employee for the full year. Executives hired in the fourth quarter are generally not eligible for salary increases during the first year, as it is too early in their tenure to determine the executive’s performance and contribution to the Company’s objectives. All compensation matters, once approved by the Compensation Committee, are typically ratified by the Company’s Board of Directors and become effective the first day of the following calendar year.

Annual Incentive Bonus

The primary purpose of the annual incentive bonus is to reward executives for the achievement of personal and corporate objectives and “stretch” goals. Each executive is eligible for an annual incentive bonus up to a maximum amount, expressed as a percent of annual base salary, which varies depending on title. The maximum annual incentive bonus amount for the President and Chief Executive Officer is 100% of the executive’s annual base salary; for Executive Vice Presidents, 70% of the executive’s annual base salary; for Senior Vice Presidents, 30% of the executive’s annual base salary; and, for Vice Presidents, 25% of the executive’s annual base salary. The Compensation Committee may, in its discretion, approve a deviation from these percentages when it deems appropriate.

In assessing an executive’s performance, corporate objectives are weighted more heavily than personal objectives to align individual performance with the overall success of the Company and to generate increased shareholder value. Annual incentive bonus awards may be paid out as cash, equity incentive awards or a combination of cash and equity incentive awards. The Management Compensation Committee recommends individual annual incentive bonus awards to the Compensation Committee of the Board, which typically conducts its own deliberations as to each executive’s contributions, overall level of compensation relative to market, and position within the Company. Annual incentive bonus awards are prorated in the first year for all executive new hires, based upon the executive’s start date with the Company, and for those executives who may not have been an active employee for the full year. Executives hired in the fourth quarter are not eligible for an annual incentive bonus award during the first year, as it is too early in their tenure to determine the executive’s performance and contribution to the Company’s objectives.

In addition, the Management Compensation Committee recommends to the Compensation Committee the funding of an annual incentive bonus pool for all other employees based upon an maximum annual incentive bonus payout ranging from zero (0%) to twenty (20%) percent of the covered employees’ aggregate annual base salary. Once the Compensation Committee has approved funding the pool, the Management Compensation Committee distributes individual employee awards in line with individual performance relative to position, and may, in its discretion, grant a combination of cash, stock options, or both.

Incentive bonus awards for executives and employees are paid during the first quarter of the following calendar year, allowing the Company sufficient time to reconcile financial statements for that particular year and determine the level at which business, functional and personal performance objectives were attained.

All executive compensation payments and awards, once approved by the Compensation Committee, are typically ratified by the Company’s Board of Directors.

Long-Term Incentive Equity Awards

The purpose of equity based plans that provide for the issuance of awards such as stock options and restricted stock is generally to attract, recruit and reward executives and key employees for their contributions, with a focus on the long-term success of the Company and increased shareholder value. The Company grants long-term incentive equity awards pursuant to the 1998 Plan as approved by the Compensation Committee of the Board, which also serves as the 1998 Plan Administrator. Long-term incentive equity awards granted to executives under the 1998 Plan generally have a ten-year term and vest over varying periods as determined by the Compensation Committee at the time of the grant.

Long-term incentive equity awards for newly-hired employees are typically stock option awards having an exercise price equal to the market value at the close of market on the date of grant. Awards for executives and key employees, other than new-hire awards, typically vest twenty-five percent (25%) on the date of the grant with the remaining options vesting ratably over a three-year period, becoming fully exercisable on the third anniversary of the date of grant. Awards to new hires typically vest annually in three equal installments, starting on the first anniversary of the grant date. The Management Compensation Committee recommends individual long-term incentive equity awards for executives to the Compensation Committee of the Board, which typically conducts its own deliberations as to each executive’s contributions, overall level of compensation relative to market, and position within the Company. The Management Compensation Committee also requests the Compensation Committee to approve the formation of a pool of long-term incentive equity awards, which, if approved, are thereafter distributed by the Management Compensation Committee to non-executive key employees of the Company pursuant to authority delegated by the Compensation Committee.

All long-term incentive equity matters, once approved by the Compensation Committee, are typically ratified by the Company’s Board of Directors.

Incentive Equity Granting Practices

The Compensation Committee reviews and approves the grant of long-term incentive equity awards to executives at various times throughout the year. The Compensation Committee of the Board also delegates to the Management Compensation Committee its authority under the applicable plan to make grants of incentive equity awards to, among other things, newly-hired employees and awards to non-officer employees. Such awards are valued at the closing market price on the date of grant by the Management Compensation Committee. This delegation facilitates the pricing of new employees’ equity awards at the closing market price on the first day of their employment, the date of grant.

The Company does not have a program or policy in place to coordinate the grant of equity awards in relation to the release of material, non-public information.

Deferred Compensation

Executives of the Company, as well as all other employees, are eligible to defer a portion of their annual base salary, up to the IRS contribution limits, on a pre-tax basis, to the Company’s qualified 401(k) Plan. At the end of each quarter, the Company currently funds a company match in the amount of fifty (50%) percent of each employee’s contributions made during the quarter, paid in Company common stock.

Severance and Change in Control Benefits

The Company has entered into employment agreements with all of its executive officers, which agreements contain severance and change in control provisions. Executive employment agreements generally provide severance in the event of a termination of employment, as a reduction in the work force, position elimination, office closing, job relocation beyond a certain distance, performance, mutually agreed resignation, or terminations within certain periods of time following a change in control of the Company. The Company believes these benefits are necessary and appropriate to remain competitive in the marketplace to attract executive talent, retain top executive talent, and ensure that executives act in the best interest of the stockholders.

Chief Executive Officer Compensation

Dr. Capetola’s initial base salary, annual incentive bonus award and certain long-term incentive equity awards are determined pursuant to the terms of the Employment Agreement between the Company and Dr. Capetola dated as of May 3, 2006. Additional annual cash or annual incentive equity bonuses, if any, are determined solely at the discretion of the Compensation Committee. The Compensation Committee has determined that Dr. Capetola’s compensation package is consistent with the overall compensation philosophy of the Company for other executive officers and the Compensation Committee believes that Dr. Capetola’s compensation arrangements are commensurate with his expertise and experience and necessary to retain his services for the Company in light of the Company's current condition and prospects. The Compensation Committee has further determined that Dr. Capetola’s compensation package is comparable to compensation packages offered by comparable biopharmaceutical companies.

Deductibility of Compensation

The Internal Revenue Code of 1986, as amended, Section 162(m), provides that compensation in excess of $1 million paid to an executive officer is not deductible by the Company unless it is performance based. Base salary does not qualify as performance-based compensation under Section 162(m). It is the Company’s general policy to structure compensation programs that allow us to fully deduct compensation to executives. The Compensation Committee may make payments that are not fully deductible to ensure competitive levels of total compensation for executives or, in its judgment, may make payments that are otherwise necessary or appropriate to achieve the Company’s compensation objectives.

REPORT OF THE COMPENSATION COMMITTEE(2)

In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed the Compensation Discussion and Analysis section of the Proxy Statement with the Company’s management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and in this Proxy Statement for filing with the SEC.

Submitted by the Compensation Committee

Marvin E. Rosenthale, Ph.D., Chairman
W. Thomas Amick
Max E. Link, Ph.D.

(2) The material in this report of the Compensation Committee is considered “soliciting material,” is deemed “furnished” to the SEC and is to be incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the Company’s Chief Executive Officer, Executive Vice President and Chief Financial Officer, Executive Vice President and General Counsel and the two other most highly-compensated executive officers ranked by their total compensation for the fiscal year ended December 31, 2006 in the table below, collectively referred to as the “Named Executive Officers”. In addition, compensation information of two additional officers for whom disclosure would have been required but for the fact that their employment ended in 2006 is included.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other (4)	Total

Robert J. Capetola, Ph.D.	2006	$470,000	$150,000	$52,358	$1,040,563	$-	$-	$27,590	$1,740,511
Chief Executive Officer and President

John G. Cooper	2006	292,000	120,000	31,415	526,439	-	-	7,500	977,354
Executive Vice President, Chief Financial Officer and Treasurer

David L. Lopez, Esq., CPA	2006	290,000	120,000	31,415	498,107	-	-	7,500	947,022
Executive Vice President, General Counsel, Chief Compliance Officer and Secretary

Robert Segal, M.D., F.A.C.P.	2006	265,000	60,000	13,962	226,453	-	-	7,500	572,916
Senior Vice President Medical and Scientific Affairs and Chief Medical Officer

Thomas F. Miller, Ph.D., MBA	2006	190,885	45,000	10,472	177,702	-	-	118,148	542,206
Senior Vice President Commercialization and Corporate Development

Former Officers of the Company

Christopher J. Schaber, Ph.D. (5)	2006	109,680	-	31,415	301,469	-	-	512,461	955,024

Mark G. Osterman (6)	2006	88,333	-	20,943	153,579	-	-	357,984	620,840

 (1) Bonuses include 2006 related bonus paid in 2007. All bonuses were paid in cash.

(2) Represents the compensation costs of RSAs for financial reporting purposes for the year under FAS 123R, rather than an amount paid to or realized by the Named Executive Officer. The FAS 123R value as of the grant date for the RSAs is spread over the number of months of service required for the grant to vest There can be no assurance that the FAS 123R amounts will ever be realized. Upon termination of employment, Dr. Schaber forfeited 9,000 shares under an RSA and Mr. Osterman forfeited 6,000 shares under an RSA.

(3) Represents the compensation costs of stock options for financial reporting purposes for the year under FAS 123R, rather than an amount paid to or realized by the Named Executive Officer. See Note 8: “Stock Options and Stock-Based Employee Compensation” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2006 (the “10-K”) for the assumptions made in determining FAS 123R values. The FAS 123R value as of the grant date for the options is spread over the number of months of service required for the grant to vest. In addition, ratable amounts expensed for grants that were granted in prior years are included - that is, amounts in respect of grants made in 2002, 2003, 2004 and 2005. There can be no assurance that the FAS 123R amounts will ever be realized. Upon termination of employment, Dr. Schaber held stock options to purchase 544,500 shares and Mr. Osterman held stock options to purchase 350,000 shares, which stock options were either unvested and cancelled on the date of termination or, because the exercise price exceeded the then current market value, were forfeited as worthless.

(4) See All Other Compensation chart below for amounts, which include perquisites and Company match on employee contributions to the Company’s 401(k) plan.

(5) Dr. Schaber’s employment with the Company terminated on May 12, 2006.

(6) Mr. Osterman’s employment with the Company terminated on April 28, 2006.

ALL OTHER COMPENSATION

The following table describes each component of the All Other Compensation column in the Summary Compensation Table.

Named Executive Officer	Severance (1)	Perquisites (2)	Premium Paid for Executive Life Insurance (3)	401(k) Match (4)	Total

Robert J. Capetola, Ph.D.	$-	$16,774	$10,090	$7,500	$34,364
John G. Cooper	-	-	-	7,500	7,500
David L. Lopez, Esq., CPA	-	-	-	7,500	7,500
Robert Segal, M.D., F.A.C.P.	-	-	-	7,500	7,500
Thomas F. Miller, Ph.D., MBA	111,567	-	-	6,581	118,148

Former Officers of the Company
Christopher J. Schaber, Ph.D.	510,586	-	-	1,875	512,461
Mark G. Osterman	356,109	-	-	1,875	357,984

(1) This amount represents severance paid upon termination of employment in connection with the 2006 Corporate Restructuring described in Note 11: “2006 Restructuring Charge” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2006. Following his termination in connection with the 2006 Corporate Restructuring, Dr. Miller rejoined the Company on June 12, 2006 and currently serves as Senior Vice President, Commercial and Corporate Development.

(2) This column reports amounts paid to subsidize use of a personal car ($10,000) and the cost to the Company of a personal disability insurance policy ($6,774).

(3) This column reports amounts paid to cover premiums for executive life insurance policies for the Named Executive Officers for a total of $2.0 million in coverage in the aggregate.

(4) This column reports Company matching contributions equal to 50% of the executive’s contribution to the Named Executive Officer’s 401(k) savings account.

GRANTS OF PLAN-BASED AWARDS

The following table contains information concerning the stock option and restricted stock grants (including grants of Contingent Milestone Options) made to the Named Executive Officers for the fiscal year ended December 31, 2006. There can be no assurance that the Grant Date Fair Value of Stock and Option Awards will ever be realized. The amount of these awards that were expensed in 2006 is shown in the Summary Compensation Table included on page 23. No stock appreciation rights were granted to these individuals during such year.

										All Other
								All Other		Option		Grant Date
								Stock		Awards;		Fair
								Awards;		Number of	Exercise	Value of
	Estimated Future Payouts Under Non-Equity				Estimated Future Payouts Under Equity			Number of		Securities	Price	Stock and
	Incentive Plan Awards				Incentive Plan Awards			Shares of		Under-lying	of Option	Option
Named Executive Officer	Grant Date	Threshold	Target	Max	Threshold	Target	Max	Stock		Options	Awards	Awards (3)

Robert J. Capetola, Ph.D.	1/3/06							15,000	(1)			$105,150
	1/3/06									190,000	$7.01	899,878
	5/17/06									300,000	$2.25	520,980
	12/15/06									300,000	$2.46	561,540

John G. Cooper	1/3/06							9,000	(1)			63,090
	1/3/06									50,000	$7.01	236,810
	5/17/06									250,000	$2.25	434,150
	12/15/06									200,000	$2.46	374,360

David L. Lopez, Esq., CPA	1/3/06							9,000	(1)			63,090
	1/3/06									50,000	$7.01	236,810
	5/17/06									250,000	$2.25	434,150
	12/15/06									220,000	$2.46	411,796

Robert Segal, M.D., F.A.C.P.	1/3/06							4,000	(1)			28,040
	1/3/06									25,000	$7.01	118,405
	5/17/06									75,000	$2.25	130,245
	12/15/06									100,000	$2.46	187,180

Thomas F. Miller, Ph.D., MBA	1/3/06							3,000	(1)			21,030
	1/3/06									35,000	$7.01	165,767	(4)
	6/12/06									70,000	$1.40	75,642
	7/6/06									15,000	$1.99	22,280
	12/15/06									100,000	$2.46	187,180

Former Officers of the Company

Christopher J. Schaber, Ph.D.	1/3/06							9,000	(1)(2)			63,090
	1/3/06									55,000	$7.01	260,491
	5/12/06									100,000	$2.75	114,680

Mark G. Osterman	1/3/06							6,000	(1)(2)			42,060
	1/3/06									50,000	$7.01	236,810

(1) The issued restricted stock awards (RSAs) are phantom shares of the Company’s stock that vest and are payable as shares of the Company’s stock upon achievement of commercialization the Company’s first drug product. RSAs are forfeited upon termination of employment for any reason.

(2) The RSAs noted relate to the termination of the employment of Dr. Schaber and Mr. Osterman in connection with the 2006 Corporate Restructuring described in Note 11:“2006 Restructuring Charge” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2006. The RSAs reported were forfeited in full at the time of termination.

(3) Grant Date Fair Value represents the aggregate FAS 123R values of awards and options granted during the year. See Note 8: “Stock Options and Stock-Based Employee Compensation” to the Company’s consolidated financial statements set forth in the Company’s Form 10-K for the year ended December 31, 2006 (the “10-K”) for the assumptions made in determining FAS 123R values. There can be no assurance that the value on the distribution date of the RSAs will equal the FAS 123R amounts and that the stock options will ever be exercised. Therefore, there can be no assurance that the FAS 123R amounts will ever be realized by the executives identified on this table.

(4) Following termination of his employment in connection with the 2006 Corporate Restructuring, Dr. Miller rejoined the Company on June 12, 2006 and, in connection therewith, the 1998 Plan Administrator agreed to disregard the termination provisions of the 1998 Plan that otherwise would have applied to his stock options on the date of termination. As a result, Dr. Miller retained the unvested options granted to him prior to his termination. At the time of his re-hire, the fair market value of these options was less than the exercise price of the unvested options, resulting in no additional compensation.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

The following table shows the number of shares covered by exercisable and unexercisable options and unvested restricted stock awards held by the Company’s Named Executive Officers on December 31, 2006.

	Option Awards							Stock Awards
Named Executive Officer	No. of Securities Underlying Unexercised Options - (#) Exercisable		No. of Securities Underlying Unexercised Options - (#) Unexercisable		Equity Incentive Plan Awards: No. of Securities Underlying Unxercised Unearned Options	Option Exercise Price	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Robert J. Capetola, Ph.D.	125,000	(1)				$5.06	9/12/10
	31,250	(1)				1.72	6/27/12
	20,000	(1)				1.89	11/5/12
	85,000	(3)				2.75	12/13/12
	165,000	(3)				2.75	1/3/13
	200,000	(2)				8.08	9/12/13
	450,000	(4)				9.17	12/15/13
	73,333	(5)	14,667	(5)		6.47	8/12/14
	500,000	(4)				9.02	12/17/14
	47,500	(1)	142,500	(1)		7.01	1/3/16
	75,000	(1)	225,000	(1)		2.25	5/17/16
	75,000	(1)	225,000	(1)		2.46	12/15/16
								15,000	(8)	$35,400

John G. Cooper	80,000	(1)				2.97	12/10/11
	105,000	(1)				1.72	6/27/12
	30,000	(1)				1.89	11/5/12
	80,000	(3)				2.75	12/13/12
	80,000	(2)				8.08	9/12/13
	200,000	(4)				9.17	12/15/13
	62,499	(5)	12,501	(5)		6.47	8/12/14
	75,000	(4)				9.02	12/17/14
	12,500	(1)	37,500	(1)		7.01	1/3/16
	62,500	(1)	187,500	(1)		2.25	5/17/16
	50,000	(1)	150,000	(1)		2.46	12/15/16
								9,000	(8)	21,240

David L. Lopez, Esq., CPA	40,000	(5)				4.13	5/15/10
	26,000	(1)				5.06	9/16/10
	15,000	(1)				4.09	5/10/11
	45,000	(1)				2.10	9/21/11
	25,000	(1)				1.72	6/27/12
	30,000	(1)				1.89	11/5/12
	70,000	(3)				2.75	12/13/12
	100,000	(2)				8.08	9/12/13
	150,000	(4)				9.17	12/15/13
	41,666	(5)	8,334	(5)		6.47	8/12/14
	70,000	(4)				9.02	12/17/14
	12,500	(1)	37,500	(1)		7.01	1/3/16
	62,500	(1)	187,500	(1)		2.25	5/17/16
	55,000	(1)	165,000	(1)		2.46	12/15/16
								9,000	(8)	21,240

Robert Segal, M.D., F.A.C.P.	75,000	(6)				4.34	8/1/10
	16,000	(1)				5.06	9/16/10
	15,000	(1)				4.09	5/10/11
	40,000	(1)				2.10	9/21/11
	20,000	(1)				1.89	11/5/12
	80,000	(3)				2.75	12/13/12
	35,000	(2)				8.08	9/12/13
	125,000	(4)				9.17	12/15/13
	16,666	(5)	3,334	(5)		6.47	8/12/14
	50,000	(4)				9.02	12/17/14
	6,250	(1)	18,750	(1)		7.01	1/3/16
	18,750	(1)	56,250	(1)		2.25	5/17/16
	25,000	(1)	75,000	(1)		2.46	12/15/16
								4,000	(8)	9,440

Thomas F. Miller, Ph.D., MBA	23,334	(6)	11,666	(6)		7.90	8/31/14
	25,000	(4)				9.02	12/17/14
	15,000	(1)	15,000	(1)		6.69	6/10/15
	8,750	(1)	26,250	(1)		7.01	1/3/16
	17,500	(1)	52,500	(1)		1.40	6/12/16
	3,750	(1)	11,250	(1)		1.99	7/6/16
	25,000	(1)	75,000	(1)		2.46	12/15/16
								3,000	(8)	7,080

Former Officers of the Company

Christopher J. Schaber, Ph.D. (7)	14,813					4.06	3/5/08
	78,531					4.44	6/16/08
	40,000					3.00	1/1/09
	17,500					2.10	9/21/11
	12,500					1.72	6/27/12
	17,500					1.89	11/5/12
	100,000					2.75	12/13/12

Mark G. Osterman (7)	60,000					6.47	4/28/08

(1) Options granted vest and become exercisable in four equal installments on the date of grant and the first, second and third anniversary of the grant, and expire as listed above, which is the tenth anniversary of the grant.

(2) Options granted vest and become exercisable as to one fourth on the date of grant and in twenty-four equal installments at the close of each month for the following twenty-four months. The options expire, as listed above, on the tenth anniversary of the grant.

(3) Options granted vest and become exercisable upon the earlier of either New Drug Application approval or 4 years from the date of grant (December 13, 2006). The options expire, as listed above, on the tenth anniversary of the grant.

(4) As granted, options granted vest and become exercisable as to one fourth on the date of grant and in thirty-six equal installments at the close of each month for the following thirty-six months. In December 2005, the Compensation Committee of the Board of Directors recommended, and the Company agreed, to accelerate the vesting of all stock options with an exercise price of $9.02 or greater. As the exercise price met this criteria, the remaining portion of the option grant that was not vested at that time became fully vested and exercisable subject to a written “lock-up” agreement that the executive must refrain from selling shares acquired upon the exercise of such accelerated options (other than shares needed to cover the exercise price and satisfy withholding taxes) until the date on which the exercise would have been permitted under the option’s pre-acceleration vesting terms.

(5) Options granted vest and become exercisable as to one fourth on the date of grant and in thirty-six equal installments at the close of each month for the following thirty-six months. The options expire, as listed above, on the tenth anniversary of the grant.

(6) Options granted vest and become exercisable in three equal installments on the first, second and third anniversary of the grant, and expire as listed above, which is the tenth anniversary of the grant.

(7) Options outstanding represent vested options at the time of the employee’s termination of employment.

(8) RSAs granted January 3, 2006 and to be released upon commercialization of the Company’s first product.

OPTION EXERCISES AND STOCK VESTED TABLE

The table below shows the number of shares of the Company’s common stock acquired during 2006 upon the exercise of options.

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Robert J. Capetola, Ph.D.	-	$-	-	$-
John G. Cooper	-	-	-	-
David L. Lopez, Esq., CPA	-	-	-	-
Robert Segal, M.D., F.A.C.P.	-	-	-	-
Thomas F. Miller, Ph. D, MBA	-	-	-	-

Former Officers of the Company
Christopher J. Schaber, Ph.D.	-	-	-	-
Mark G. Osterman	-	-	-	-

During 2006, the Named Executive Officers listed above did exercise any stock options. In addition, no stock awards of the Named Executive Officers vested.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company has entered into employment agreements with each of its Named Executive Officers. These agreements provide for, among other things, certain payments and other benefits if an executive’s employment terminates under circumstances specified in the agreement or if there is a “change in control” of the Company. In addition, these agreements provide for non-competition and non-solicitation agreements of varying duration as follows: Dr. Capetola - 15 months, Messrs. Cooper and Lopez and Drs. Segal and Miller - twelve months.

The following table describes and quantifies estimated potential payments and benefits that would become payable under the executive’s employment agreements if the executive’s employment terminated on December 31, 2006, or if a change of control occurred on that date. The amounts contained in the table are based on each executive’s compensation as of December 31, 2006 and, where applicable, the Company’s closing stock price on December 29, 2006, the last business day prior to December 31, 2006.

Name and Type of Termination or Change in Control	Severance		Bonus		Equity Acceleration (2)		Health Benefits		Out-Placement Counseling (14)	Excise Tax & Gross-up (15)	TOTAL

Robert J. Capetola, Ph.D
Change in Control	$-		(1)		$17,700	(3)	$-		$-	$-	$17,700
Termination in connection with Change in Control (5)	2,385,000	(6)	325,000	(4)	17,700	(3)	50,985	(7)	40,000	316,240	3,133,144
Termination by the Company for Cause or by the Executive without Good Reason	-		-		-		-		-		-
Death or Disability	-		-		17,700	(3)	-		-		17,700
Termination by the Company without Cause or by the Executive with Good Reason	1,590,000	(8)	325,000	(4)	17,700	(3)	33,990	(9)	40,000		2,004,909

John G. Cooper
Change in Control	-		(10)		10,620	(3)	-		-	-	10,620
Termination in connection with Change in Control (13)	824,000	(8)	120,000	(4)	10,620	(3)	25,803	(9)	40,000	2,665	1,022,431
Termination by the Company for Cause or by the Executive without Good Reason	-		-		-		-		-		-
Death or Disability	-		-		10,620	(3)	-		-		10,620
Termination by the Company without Cause or by the Executive with Good Reason	412,000	(11)	120,000	(4)	10,620	(3)	12,902	(12)	40,000		594,864

David L. Lopez, Esq., CPA
Change in Control	-		(10)		10,620	(3)	-		-	-	10,620
Termination in connection with Change in Control (13)	820,000	(8)	120,000	(4)	10,620	(3)	26,267	(9)	40,000	25,279	1,041,509
Termination by the Company for Cause or by the Executive without Good Reason	-		-		-		-		-		-
Death or Disability	-		-		10,620	(3)	-		-		10,620
Termination by the Company without Cause or by the Executive with Good Reason	410,000	(11)	120,000	(4)	10,620	(3)	13,134	(12)	40,000		593,096

Robert Segal, M.D., F.A.C.P.
Change in Control	-		(10)		4,720	(3)	-		-	-	4,720
Termination in connection with Change in Control (13)	680,000	(8)	75,000	(4)	4,720	(3)	33,990	(9)	40,000	-	833,299
Termination by the Company for Cause or by the Executive without Good Reason	-		-		-		-		-		-
Death or Disability	-		-		4,720	(3)	-		-		4,720
Termination by the Company without Cause or by the Executive with Good Reason	340,000	(11)	75,000	(4)	4,720	(3)	16,995	(12)	40,000		476,304

Thomas F. Miller, Ph. D, MBA
Change in Control	-		(10)		29,780	(3)	-		-	-	29,780
Termination in connection with Change in Control (13)	530,000	(8)	45,000	(4)	29,780	(3)	25,693	(9)	40,000	-	670,226
Termination by the Company for Cause or by the Executive without Good Reason	-		-		-		-		-		-
Death or Disability	-		-		29,780	(3)	-		-		29,780
Termination by the Company without Cause or by the Executive with Good Reason	265,000	(11)	45,000	(4)	29,780	(3)	12,847	(12)	40,000		392,380

(1) Dr. Capetola's employment agreement provides that, upon a change in control of the Company and assuming Dr. Capetola remains employed with the Company, his annual bonus in each of the 3 fiscal years that end in the 36 months following the change in control must be at least equal to the largest annual cash bonus received by the Dr. Capetola in the 3 years preceding the change in control.

(2) Equity acceleration represents the incremental value as defined in FAS 123(R) resulting from the acceleration of the unvested stock options and restricted stock held by each executive on the assumed termination date of December 29, 2006, the vesting of which would be accelerated upon the applicable triggering event to the extent provided by the terms of the executive’s employment agreement. In the event that the fair market value on the termination date is less than the exercise price of the unvested options, the equity acceleration compensation is zero. The number of shares remaining unvested under each executive’s stock option and restricted stock awards is set forth in the “Outstanding Equity Awards” table.

(3) The noted executive's employment agreement provides that, upon the date of the denoted separation, the executive's outstanding unvested stock options and restricted stock awards will vest in full and become fully exercisable.

(4) The noted executive's employment agreement provides that, upon termination, the executive's bonus is equal to the largest annual cash bonus received by the executive in the 3 years preceding the change in control multiplied by a fraction the numerator of which is the number of days the executive was employed with the Company in the current fiscal year and the denominator of which is 365.

(5) Dr. Capetola's employment agreement provides that a termination is considered “termination in connection with a change of control” if his employment is terminated by the Company other than for cause or by Dr. Capetola for Good Reason during the 36 months following the change of control or if he voluntarily terminates for any reason within 30 days of the 6 month anniversary of the change of control.

(6) Dr. Capetola's employment agreement provides that, upon a termination in connection with a change in control of the Company, his severance is equal to three times the sum of his base salary and the largest annual cash bonus received by him in the 3 years preceding the change in control.

(7) Dr. Capetola's employment agreement provides that health benefits for him and his participating family members at the time of termination will be maintained for 3 years following Termination in connection with a Change of Control.

(8) The noted executive's employment agreement provides that, upon termination, the executive's severance is equal to two times the sum of the executive's base salary and the largest annual cash bonus received by the executive in the 3 years preceding the change in control.

(9) The noted executive's employment agreement provides that the executive's and the executive's participating family members at the time of termination health benefits will be maintained for 2 years after termination.

(10) The noted executive's employment agreement provides that, upon a change in control of the Company and assuming the executive remains employed with the Company, the executive's annual bonus in each of the 2 fiscal years that will occur in the 24 months following the change in control must be at least equal to the largest annual cash bonus received by the executive in the 3 years preceding the change in control.

(11) The noted executive's employment agreement provides that upon a termination by the Company without cause or by the executive with good reason, the executive's severance is equal to the sum of the executive's base salary and the largest annual cash bonus received by the executive in the 3 years preceding the change in control.

(12) The noted executive's employment agreement provides that the health benefits of the executive and the executive's participating family members at the time of termination will be maintained for 1 year.

(13) The noted executive's employment agreement provides that the termination is considered "termination in connection with a change of control" if the executive's employment is terminated by the Company other than for cause or by the executive for Good Reason during the 24 months following the change of control.

(14) The noted executive's employment agreement provides that the employee is entitled to placement counseling assistance in the form of reimbursement for expenses incurred by the executive for counseling and related activities in the 12 months following the date of termination, up to a maximum of the amount reported in this table.

(15) Upon a change in control, executives may be subject to certain excise taxes under Section 4999 of the Internal Revenue Code.  The noted executive’s employment agreements provide that the executives are eligible for reimbursement of those excise taxes and any additional federal, state, local and excise tax resulting from such gross-up payments.  The Company calculated the amounts reported in this column assuming an excise tax rate of 20% and a federal tax rate of 35%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions between the Company and any related party to the Company in 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. Specific due dates for these reports have been established and the Company is required to identify in this proxy statement those Reporting Persons who failed to timely file these reports. During 2006, Thomas F. Miller, Senior Vice President, Commercialization and Corporate Development, and Kathryn A. Cole, Senior Vice President, Human Resources, and the non-employee directors of the Company each failed on one occasion to timely file a Form 4. These late filings were attributable to an administrative failure by the Company, which generally assists its officers and directors in complying with the filing requirements under Section 16(a) of the Exchange Act.

VOTING PROCEDURES

The presence, in person or by proxy, of at least a majority of the holders of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker “non-votes,” are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

On each matter properly brought before the Annual Meeting, holders of shares of Common Stock will be entitled to one vote for each share of Common Stock held by such holder as of the Record Date.

Proposal I. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The six nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy, and voting on the election of directors at the Annual Meeting will be elected as directors. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees. Where the stockholder properly withheld authority to vote for a particular nominee or nominees, such stockholder’s shares will not be counted toward such nominee’s achievement of a plurality.

Proposal II. Approval of the proposal to act on the reappointment of the firm of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2006, requires the affirmative vote of a majority of the votes cast, whether in person or by proxy.

Proposal III. The proposal to approve the adoption of the 2007 Plan must be approved by the vote of a majority of the votes cast, whether in person or by proxy.

Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on a specific proposal, will have the effect of negative votes.

Shares subject to broker “non-votes” are not considered to have been voted for the particular matter and are not counted as present in determining whether a majority of the shares present and entitled to vote on a matter have approved the matter.

If any other matter not discussed in this Proxy Statement should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

OTHER BUSINESS

The Board of Directors is not aware of any matters which will be brought before the Annual Meeting other than those specifically set forth herein. If any other matter properly comes before the Annual Meeting, it is intended that the persons named in and acting under the enclosed proxy or their substitutes will vote thereon in accordance with their best judgment.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may send general communications, including stockholder proposals to the Company’s Board of Directors, Chairman of the Board or any individual director. These communications may be sent in the form of a letter c/o Corporate Secretary, Discovery Laboratories, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976-3622. All communications will be reviewed by the corporate secretary and, unless otherwise indicated in such communication, submitted to the Board, Chairman or individual director, as appropriate.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Company must be received at the Company’s principal executive offices not later than December 24, 2006. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once a stockholder has received notice from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or the Company that it no longer wishes to participate in “householding”. If, at any time, a stockholder no longer wishes to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future such stockholder may (1) notify its broker, (2) direct its written request to: Investor Relations, Discovery Laboratories, Inc., 2600 Kelly Road, Suite 100, Warrington, PA 18976-3622 or (3) contact the Company’s General Counsel, David L. Lopez, Esq., CPA, at (215) 488-9300. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to such stockholders at a shared address to which a single copy of the documents was delivered.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited principally through the mail. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Company personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses will be paid for any such further solicitation. In addition, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the name of a nominee. The Company will reimburse such persons for their reasonable out-of-pocket costs.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the SEC, is available to stockholders without charge at http://www.sec.gov or at http://www.discoverylabs.com, or upon written request addressed to Discovery Laboratories, Inc., Attn.: Legal Department, 2600 Kelly Road, Suite 100, Warrington, Pennsylvania 18976-3622.

* * *

Your cooperation in giving this matter your immediate attention and returning your proxy is appreciated.

By Order of the Board of Directors,

David L. Lopez, Esq., CPA
Corporate Secretary

Warrington, Pennsylvania
April 30, 2007

Schedule of Appendices

Appendices	Document

Appendix I	Compensation Committee Charter
Appendix II	Discovery Labs 2007 Long-Term Incentive Plan

APPENDIX I

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF
DISCOVERY LABORATORIES, INC.
Adopted March 8, 2007

PURPOSE

The Compensation Committee (“Committee”) of the Board of Directors (“Board”) of Discovery Laboratories, Inc. (the “Company”) assists the Board in fulfilling its oversight responsibilities by discharging the Board’s responsibilities relating to compensation and benefits programs of the Company, including executive compensation, stock incentive and option plans, performance incentive award programs, and other employee plans. The Committee will fulfill these responsibilities and duties primarily by carrying out the activities enumerated in this Charter. The Committee produces an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

COMPOSITION AND MEMBERSHIP

The Committee shall be comprised of three directors, one of whom shall be designated Chairman as nominated by the Nominating Committee of the Board, each of whom shall be: (i) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended; (iii) "independent" under New York Stock Exchange rules and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member; and (iv) selected and retained in compliance with all applicable rules, regulations and statutes. The Committee members shall be appointed and serve until such member's resignation or removal from the Board or the Committee. The members of the Committee may be removed from the Committee, with or without cause, by a majority vote of the directors other than the affected director.

AUTHORITY

The Committee shall have the full authority of the Board, in its place and stead, to discharge its obligations under this Charter and, at its option, may recommend actions to the full Board. The Committee may form and delegate its authority under this Charter to subcommittees or other committees of the Board in compliance with applicable law when deemed appropriate by the Committee. The Committee shall have the sole authority to retain special legal, compensation or other consultants to advise the Committee on compensation matters and the authority to approve their fees and other terms related to such consultants’ retention. The Committee may request any officer or employee of the corporation or its outside counsel or consultants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

MEETINGS

The Compensation Committee shall meet as needed at stated times without notice, or on notice to all by order of the Chairman of the Board of Directors, the Chief Executive Officer, or by one of the members of the Compensation Committee. The Committee shall hold executive sessions as necessary and/or as convened by the Chairman of the Committee. A majority of the Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting, at which a quorum is present, shall be the act of the Committee. The Committee may also take action by unanimous written consent or by conference communication by means of telephone or similar communications equipment by which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting. The Committee shall meet separately with the Chief Executive Officer and any other corporate officer or officers as it deems appropriate as part of its review and in connection with establishment of the performance criteria and compensation of designated key executives; however, in all cases such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

RESPONSIBILITIES

The Compensation Committee shall have the following powers and duties:

1.	Review with management the Company’s policies regarding compensation policies relating to executive and general compensation;

2.
Review annually and approve corporate goals and objectives relating to compensation of the Chief Executive Officer, executive officers and other senior officers, evaluate performance of executive officers and other senior officers, as determined by the Committee, in light of those goals and objectives, and either as a Committee or together with the other independent directors of the Board (as directed by the Board), determine the Chief Executive Officer’s and other executive officers’ compensation level based on this evaluation;

3.
Review and approve, for executive officers and other senior officers as determined by the Committee, any employment agreements, severance arrangements, change in control agreements or provisions, and any special or supplemental benefits, in each case as, when and if appropriate;

4.
Oversee the key employee benefits programs, policies and plans relating to the compensation, benefits and equity incentives of the Company’s executives and, where deemed appropriate by the Committee, those programs, policies and plans relating to the Company’s other employees;

5.	Review, approve, and establish guidelines for the compensation of Board directors, including appropriate levels of compensation for service on Board committees.

6.	Review and discuss with management the Company's annual report and proxy statement with respect to executive compensation matters;

7.	Meet separately and independently from the Company’s management as the Committee deems necessary and appropriate to carry out the Committee’s responsibilities;

8.	Meet periodically and separately with compensation and other consultant(s) as the Committee deems necessary and appropriate to carry out the Committee’s responsibilities;

9.	Form and delegate authority to subcommittees where appropriate, and delegate authority to executive management where appropriate for matters not relating to directors or executive officers;

10.	Review and reassess annually the adequacy of this Charter and recommend to the Board of Directors improvements to this Charter that the Committee deems necessary or appropriate.; and

11. Consider such other matters in relation to the Company’s compensation matters as the Compensation Committee may, in its discretion, determine to be advisable.

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APPENDIX II

DISCOVERY LABORATORIES, INC.
2007 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE

The purposes of this 2007 Long-Term Incentive Plan (the “Plan”) are to encourage selected Employees, Directors and Consultants of Discovery Laboratories, Inc. (together with any successor thereto, the “Company”) and its Subsidiaries to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Subsidiaries to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(b)
“Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under the Plan.

(c)	“Board” shall mean the Board of Directors of the Company.

(d)
“Cause”, with respect to any Employee or Consultant of the Company or a Subsidiary, shall have the meaning set forth in such person’s employment, consulting or other applicable agreement, or, in the absence of any such agreement or if such term is not defined in any such agreement, shall mean any one or more of the following, as determined by the Committee:

(i)	willful misconduct or gross negligence in the performance of such person’s duties;

(ii)
willful and continued failure or refusal to perform satisfactorily any duties reasonably requested in the course of such person’s employment by, or service to, the Company (other than a failure resulting from such person’s disability); or

(iii)
fraudulent, dishonest or other improper conduct engaged in by such person that causes, or has the potential to cause, harm to the Company or any of its Subsidiaries, or its or their business or reputation, including, without limitation, such person’s violation of any policies of the Company applicable to the such person, such person’s violation of laws, rules or regulations applicable to such person, criminal activity, habitual drunkenness or use of illegal drugs.

(e)
“Change in Control” shall have the meaning, if any, set forth in a Participant’s employment, consulting or other applicable agreement, or, if such term is not defined in any such agreement, shall mean the occurrence of any of the following events:

(i)
the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Company’s outstanding securities;

(ii)
a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board ceases to consist of Incumbent Members, which term means members of the Board on the first day of such period and any person becoming a member of the Board subsequent to such date whose election or nomination for election was approved by two-thirds of the members of the Board who then comprised the Incumbent Directors; or

(iii)
the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, by reason of their being stockholders of the Company, fifty percent (50%) or less of the voting stock of the combined entity.

(f)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(g)
“Committee” shall mean a committee of the Board, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan and composed of not less than three Non-Employee Directors. Each member of the Committee shall qualify as an “outside director” as defined under Section 162(m) of the Code and the regulations promulgated thereunder and as a “non-employee director” under Rule 16b-3 promulgated under the 1934 Act.

(h)
“Consultant” shall mean any person, including a Director, who is not an Employee and who is engaged by the Company or any Subsidiary thereof, to render services to or for the benefit of the Company or any Subsidiary and is compensated for such services.

(i)
“Corporate Transaction” shall mean a liquidation of the Company, a sale of all or substantially all of the Company’s assets, or a merger, consolidation or similar transaction in which the Company is not the surviving entity or survives as a wholly-owned or majority-owned subsidiary of another entity.

(j)	“Director” shall mean a member of the Board.

(k)
“Disability” for each respective Participant shall have the meaning set forth in the Participant’s employment agreement, Award Agreement or other similar agreement with the Company; provided, that if such term is not defined in any such agreement to which the Participant is a party or if Participant is not a party to any such agreement, then “Disability” shall mean a permanent and total disability, within the meaning of Section 22(e)(3) of the Code.

(l)	“Dividend Equivalent” shall mean any right granted under Section 10 of the Plan.

2

(m)
“Employee” shall mean any person treated as an employee (including officers and directors) in the records of the Company or any Subsidiary and who is subject to the control and direction of the Company or any Subsidiary with regard to both the work to be performed and the manner and method of performance. For purposes of the Plan, the payment of a director’s fee by the Company to a Director shall not be sufficient to constitute “employment” of the Director by the Company.

(n)
“Fair Market Value” of a Share on any date of reference shall be the Closing Price of a Share on such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the “Closing Price” of a Share on any trading day shall be (i) if the Shares are listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of a Share on such exchange or reporting system, as reported in any newspaper of general circulation, or (ii) if neither clause (i) nor (ii) is applicable, the mean of the high bid and low asked quotations for a Share as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Shares on at least five of the 10 preceding trading days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Shares are not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a Share on such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(o)	“Incentive Stock Option” shall mean an option granted under Section 6 of the Plan that is intended to meet the requirements of Sections 422 of the Code, or any successor provision thereto.

(p)	“Involuntary Termination” shall mean the termination of the Service of any individual which occurs by reason of:

(i)	such individual’s involuntary dismissal or discharge by the Company for reasons other than Cause, or

(ii)
such individual’s voluntary resignation following (A) a change in his or her position with the Company (or Subsidiary employing such individual) which materially reduces such individual’s duties and responsibilities or the level of management to which such individual reports, (B) a reduction in such individual’s level of compensation (including base salary, fringe benefits and target bonus under any corporate performance-based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without such individual’s consent.

(q)	“1998 Plan” shall mean the Company’s Amended and Restated 1998 Stock Incentive Plan, as amended.

(r)	“1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(s)	“Non-Employee Director” shall mean a Director who is not also an Employee.

(t)	“Non-Qualified Stock Option” shall mean an option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

(u)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

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(v)	“Other Stock-Based Award” shall mean any right granted under Section 11 of the Plan.

(w)	“Participant” shall mean an Employee, Director or Consultant designated to be granted an Award under the Plan.

(x)	“Performance Award” shall mean any right granted under Section 9 of the Plan.

(y)
“Performance Criteria” shall mean any quantitative and/or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.

(z)	“Performance Period” shall mean any period as determined by the Committee in its sole discretion.

(aa)
“Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(bb)
“Qualifying Performance Criteria” shall mean one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or related Subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the Award: achieving specified milestones in the discovery and development, commercialization or manufacturing of one or more of the Company product candidates, obtaining debt or equity financing, achieving personal management objectives, achieving sales, revenue, net income (before or after taxes), net earnings, earnings per share, return on total capital, return on equity, cash flow, operating profit and/or margin rate targets, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.

(cc)	“Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(dd)	“Restricted Stock” shall mean any award of Shares granted under Section 8 of the Plan.

(ee)	“Restricted Stock Unit” shall mean any right granted under Section 8 of the Plan that is denominated in Shares.

(ff)	“Service” shall mean the performance of services for the Company (or any Subsidiary) by a person in the capacity of an Employee, a Non-Employee Director or a Consultant.

(gg)
“Shares” shall mean the common shares of the Company and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(hh)	“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

(ii)	“Subsidiary” shall mean a subsidiary company as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition).

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SECTION 3. ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in law and regulations in jurisdictions in which Participants will receive Awards.

(a)	Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)	designate Participants;

(ii)	determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)	determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)	determine the terms and conditions of any Award;

(v)
determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi)
determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)	interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(viii)	establish, amend, suspend, or waive such rules and guidelines;

(ix)	appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(x)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xi)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Subsidiary. Subject to the requirements of applicable law and regulations, actions of the Committee may be taken by:

(i)	a subcommittee, designated in writing by the Committee;

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(ii)
the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan; or

(iii)
one or more officers or managers of the Company or any Subsidiary, or a committee of such officers or managers, whose authority is subject to such terms and limitations set forth by the Committee in writing, and whose authority shall not extend to any matter relating to Participants who are officers or directors of the Company for purposes of Section 16 of the 1934 Act.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a)	Shares Available.

(i)
Subject to adjustment as provided in Section 4(b), the total number of Shares reserved and available for delivery pursuant to Awards granted under the Plan shall be 8,500,000. If any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(ii)	For purposes of this Section 4,

(A)
if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)
Dividend Equivalents denominated in Shares and Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from) other Awards shall only be counted once against the aggregate number of shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting. Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company or a Subsidiary of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan.

(C)
Notwithstanding anything herein to the contrary, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are: (x) Shares that were subject to an Option or a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, (y) Shares delivered to or withheld by the Company to pay the exercise price or any withholding taxes under Options or Stock Appreciation Rights, or (z) Shares repurchased on the open market with the proceeds of an Option exercise.

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(iii)	Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b)	Adjustments.

(i)
In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Statement of Financial Accounting Standards No. 123 (revised) or otherwise affects the Shares, then the Committee shall adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan:

(A)
the number and type of Shares or other securities which thereafter may be made the subject of Awards including the limit specified in Section 4(a)(i) regarding the number of shares that may be granted in the form of Restricted Stock, Restricted Stock Units, Performance Awards, or Other Stock-Based Awards;

(B)	the number and type of Shares or other securities subject to outstanding Awards;

(C)	the number and type of Shares or other securities specified as the annual per-participant limitation under Sections 15(e) and 15(f);

(D)	the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and

(E)	other value determinations applicable to outstanding awards;

provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(ii)
In the event the Company or any Subsidiary shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

(iii)
The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan.

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(c)
1998 Plan. Except as otherwise provided herein, any Award made under the 1998 Plan before the expiration of the 1998 Plan shall continue to be subject to the terms and conditions of the 1998 Plan and the applicable award agreement with respect thereto.

SECTION 5. ELIGIBILITY

Any Employee, Director or Consultant shall be eligible to be designated a Participant.

SECTION 6. OPTIONS

The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)
Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee no later than the date of grant of such Option; provided, however, and except as provided in Section 4(b), that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(b)	Option Term. The term of each Option shall be specified in the applicable Award Agreement and shall not exceed ten (10) years from its date of grant.

(c)
Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, or other Awards, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made. In addition, the Committee may allow a Participant to exercise any Option by delivering to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell Shares and deliver the sale proceeds directly to the Company to the extent required to pay the Option exercise price.

(d)
Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall be designed to comply in all respects with the provisions of Sections 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Notwithstanding anything in this Section 6(d) to the contrary, Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as Incentive Stock Options (and will be deemed to be Non-Qualified Stock Options) to the extent that either (1) the aggregate Fair Market Value of Shares (determined as of the time of grant) with respect to which such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted, or (2) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

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SECTION 7. STOCK APPRECIATION RIGHTS

The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right as specified by the Committee.

(a)
Grant Price. The grant price of any Stock Appreciation Right shall be determined by the Committee no later than the date of grant, provided, however, and except as provided in Section 4(b), that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem to an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(b)	Term. The term of each Stock Appreciation Right shall be specified in the applicable Award Agreement and shall not exceed ten (10) years from the date of grant.

(c)	Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

SECTION 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)	Issuance. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(b)
Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.

(c)
Registration. Any Restricted Stock or Restricted Stock Units granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(d)
Forfeiture. Upon termination of Service during the applicable restriction period, except as set forth herein or in the applicable Award Agreement or as otherwise determined by the Committee, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall automatically be forfeited and reacquired for no additional consideration by the Company.

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SECTION 9. PERFORMANCE AWARDS

The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(a)	may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, or other Awards; and

(b)
shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish.

SECTION 10. DIVIDEND EQUIVALENTS

The Committee is hereby authorized to grant to Participants Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

SECTION 11. OTHER STOCK-BASED AWARDS

The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 11 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, or other Awards, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in Section 4(b), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

SECTION 12. TERMINATION OF EMPLOYMENT OR SERVICE

(a)
For Cause. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service is terminated for Cause (i) the Participant’s Restricted Stock or Restricted Stock Units that are then forfeitable shall thereupon be forfeited, and (ii) any unexercised Option, Stock Appreciation Right, Performance Award or Other Stock-Based Award shall terminate effective immediately upon such termination of employment or service.

(b)
On Account of Death. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of death (or if a Participant dies within ninety (90) days following termination of employment due to Disability), then:

(i)	the Participant’s Restricted Stock and Restricted Stock Units that were forfeitable shall thereupon become nonforfeitable;

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(ii)
any unexercised Option or Stock Appreciation Right, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the term of such Award) after the death of the Participant by (A) his or her personal representative or by the person to whom an Option or Stock Appreciation Right, as applicable, is transferred by will or the applicable laws of descent and distribution or (B) the Participant’s designated beneficiary; and, to the extent that any such Option or Stock Appreciation Right was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

(iii)	the Participant’s rights with respect to any unexercised Performance Shares or Other Stock-Based Awards shall be as set forth in the applicable Award Agreement.

(c)	On Account of Disability. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates on account of Disability, then:

(i)	the Participant’s Restricted Stock and Restricted Stock Units that were forfeitable shall thereupon become nonforfeitable;

(ii)
any unexercised Option or Stock Appreciation Right, to the extent exercisable on the date of such termination of employment or service, may be exercised in whole or in part, within the first ninety (90) days after such termination of employment or service (but only during the term of such Award) by the Participant, or by (A) his or her personal representative or by the person to whom an Option or Stock Appreciation Right, as applicable, is transferred by will or the applicable laws of descent and distribution or (B) the Participant’s designated beneficiary; and, to the extent that any such Option or Stock Appreciation Right was not exercisable on the date of such termination of employment, it will immediately terminate; and

(iii)	the Participant’s rights with respect to any unexercised Performance Shares or Other Stock-Based Awards shall be as set forth in the applicable Award Agreement.

(d)
Any Other Reason. Except as otherwise provided by the Committee in an Award Agreement, if a Participant’s employment or service terminates for any reason other than for Cause, death, or Disability, then:

(i)	the Participant’s Restricted Stock and Restricted Stock Units, to the extent forfeitable on the date of the Participant’s termination of employment or service, shall be forfeited on such date;

(ii)
any unexercised Option or Stock Appreciation Right, to the extent exercisable immediately before the Participant’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the term of such Award); and, to the extent that any such Option or Stock Appreciation Right was not exercisable on the date of such termination of employment or service, it will immediately terminate; and

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(iii)	the Participant’s rights with respect to any unexercised Performance Shares or Other Stock-Based Awards shall be as set forth in the applicable Award Agreement.

(e)
Repurchase Rights. Except as otherwise provided by the Committee in an Award Agreement, if at any time a Participant’s employment or Service with the Company is terminated for Cause or a Participant breaches any post-termination covenants set forth in any written agreement between the Participant and the Company, the Company may, in its discretion, for a period of one year after the termination for Cause or the actual discovery by the Company of the breach, as applicable, and upon 10 (ten) days’ notice to the Participant, (i) repurchase all or any portion of any Shares acquired by the Participant upon the Participant’s exercise of an Award, and/or (ii) require any such Participant to repay to the Company the amount of any profits derived by such Participant upon the sale or other disposition of any Shares underlying an Award during the preceding three years. The purchase price for any Shares repurchased by the Company pursuant to clause (i) of this Section 12(e) shall be the lesser of the price paid to acquire such Share and the Fair Market Value thereof on the date of such purchase by the Company.

SECTION 13. CORPORATE TRANSACTION/CHANGE IN CONTROL

Except as otherwise expressly provided for in a Participant’s employment, consulting or other applicable agreement:

(a)
In the event of any Corporate Transaction, each outstanding Option and Stock Appreciation Right shall automatically accelerate so that each such Option and Stock Appreciation Right shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of Shares at the time subject to such Option or Stock Appreciation Right and may be exercised for any or all of those Shares as fully−vested Shares. However, an outstanding Option or Stock Appreciation Right shall not so accelerate if and to the extent: (i) such Option or Stock Appreciation Right is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof) or stock appreciation right, (ii) such Option or Stock Appreciation Right is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares or Stock Appreciation Right at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to the Option or Stock Appreciation Right or (iii) the acceleration of such Option or Stock Appreciation Right is subject to other limitations under the applicable Award Agreement. The determination of comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

(b)
All outstanding repurchase rights with respect to any Restricted Stock or Restricted Stock Units shall also terminate automatically, and the Shares subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed under the applicable Award Agreement.

(c)
The Committee shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of one or more outstanding Awards upon the occurrence of a Corporate Transaction, whether or not those Awards are to be assumed or replaced in the Corporate Transaction.

(d)
Each Option or Stock Appreciation Right which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Participant upon consummation of such Corporate Transaction had the Option or Stock Appreciation Right been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per Share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance pursuant to Options and other Awards over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted Options and other Awards under the Plan per calendar year.

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(e)
The Committee shall have full power and authority exercisable, either at the time an Option or Stock Appreciation Right is granted or at any time while the Option or Stock Appreciation Right remains outstanding, to provide for the automatic acceleration of one or more outstanding Options or Stock Appreciation Rights in the event the Participant's Service terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those Options or Stock Appreciation Rights are assumed or replaced and do not otherwise accelerate. Unless otherwise determined by the Committee, any Options or Stock Appreciation Rights so accelerated shall remain exercisable for fully−vested Shares until the earlier of (i) the expiration of the Option term or (ii) the expiration of the one (1)−year period measured from the effective date of the Involuntary Termination. In addition, the Committee may provide that one or more of the outstanding repurchase rights with respect to Restricted Stock or Restricted Stock Units held by a Participant at the time of such Involuntary Termination shall immediately terminate, and the Shares subject to those terminated repurchase rights shall accordingly vest in full.

(f)
The Committee shall have full power and authority, exercisable either at the time an Option or Stock Appreciation Right is granted or at any time while the Option or Stock Appreciation Right remains outstanding, to provide for the automatic acceleration of one or more outstanding Options or Stock Appreciation Rights upon (i) a Change in Control or (ii) the termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Unless otherwise determined by the Committee, each Option or Stock Appreciation Right so accelerated shall remain exercisable for fully−vested Shares until the earlier of (i) the expiration of the Option term or (ii) the expiration of the one (1)−year period measured from the effective date of the Participant's cessation of Service. In addition, the Committee may provide that one or more of the outstanding repurchase rights with respect to Restricted Stock or Restricted Stock Units held by a Participant at the time of such Change in Control or Involuntary Termination shall immediately terminate, and the Shares subject to those terminated repurchase rights shall accordingly vest in full.

(g)
The outstanding Options or other Awards shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 14. AUTOMATIC GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS

(a)	Grant Dates. Option grants shall be made to Non-Employee Directors on the dates specified below:

(i)
Each individual who is first elected or appointed as a Non−Employee Director at any time on or after the Company’s 2007 Annual Meeting shall automatically be granted, on the date of such initial election or appointment, an Option to purchase 40,000 Shares, provided that individual has not previously been a Director or Employee.

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(ii)
On the date of the Company’s 2007 Annual Shareholders Meeting and on the date of each Annual Shareholders Meeting held after such date, each individual who is to continue to serve as a Non−Employee Director, whether or not that individual is standing for re−election to the Board at that particular Annual Shareholders Meeting, shall automatically be granted an Option to purchase 30,000 Shares if such individual has then served as a Non−Employee Director for at least six (6) months. There shall be no limit on the number of such 30,000−Share Option grants any one Non−Employee Director may receive over his or her period of Board service, and any Non−Employee Directors who have previously been a Director or Employee shall be eligible to receive one or more such annual Option grants over their period of continued Board service.

(b)	Exercise Price.

(i)	The exercise price per Share of any Options granted under this Section 14 shall be equal to the Fair Market Value of a Share on the date of grant of such Options.

(ii)	The exercise price shall be payable in one or more of the alternative forms authorized by the Committee under Section 6(c).

(c)	Option Term. Each Option granted under this Section 14 shall have a term of ten (10) years measured from the Option grant date.

(d)
Exercise and Vesting of Options. Each Option granted under this Section 14 shall vest and become exercisable for any or all of the Option Shares covered by such Option on the first anniversary of the date of grant of such Option.

(e) Termination of Board Service. The following provisions shall govern the exercise of any Options granted under this Section 14 held by a Participant at the time the Participant ceases to serve as a Board member:

(i)
The Participant (or, in the event of the Participant's death, the personal representative of the Participant's estate or the person or persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution) shall have a twelve (12)−month period following the date of such cessation of Board Service in which to exercise each such Option.

(ii)
During the twelve (12)−month post−service exercise period, the Option may not be exercised in the aggregate for more than the number of vested Shares for which the Option is exercisable at the time of the Participant's cessation of Board Service.

(iii)
Should the Participant cease to serve as a Board member by reason of death or Disability, then all Shares at the time subject to the Option shall immediately vest so that such Option may, during the twelve (12)−month exercise period following such cessation of Board Service, be exercised for all or any portion of those Shares as fully−vested Shares.

(iv)
In no event shall the Option remain exercisable after the expiration of the Option term. Upon the expiration of the twelve (12)−month post−service exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any vested Shares for which the Option has not been exercised. However, the Option shall, immediately upon the Participant's cessation of Board Service for any reason other than death or Disability, terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable for vested Shares.

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(v)
Notwithstanding anything contained in Subparagraphs (i) through (iv), above, of this Section 14(e), the Committee shall have complete discretion, exercisable either at the time an Option is granted or at any time while the Option remains outstanding, to:

(A)
extend the period of time for which the Option is to remain exercisable following Participant's cessation of Board Service from the limited exercise period otherwise in effect for that Option to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Option term, and/or

(B)
permit the Option to be exercised, during the applicable post−Service exercise period, not only with respect to the number of vested Shares for which such Option is exercisable at the time of the Participant's cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Board Service.

(f)
Compliance with SEC Regulations. It is the Company’s interest that the provisions of this Section 14 comply in all respects with Section 16 of the 1934 Act and any regulations promulgated thereunder, including Rule 16b-3. If any provision of this Section 14 is found not to be in compliance with such rules, the provision shall be deemed null and void. All grants and exercises of Options granted under this Section 14 shall be executed in accordance with the requirements of Section 16 of the 1934 Act and any regulations promulgated thereunder.

(g)	Tax Status. All Options granted pursuant to this Section 14 shall be Non-Qualified Stock Options.

SECTION 15. GENERAL

(a)	No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b)
Awards May be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Subsidiary, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)
Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(d)
Limits on Transfer of Awards. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

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(e)
Per-Person Limitation on Options and SARs. The number of Shares with respect to which Options and Stock Appreciation Rights may be granted under the Plan during any year to an individual Participant shall not exceed 1,500,000 Shares, subject to adjustment as provided in Section 4(b).

(f)
Per-Person Limitation on Certain Awards. Other than Options and Stock Appreciation Rights, the aggregate number of Shares with respect to which Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock-Based Awards may be granted under the Plan during any year to an individual Participant shall not exceed 750,000 Shares, subject to adjustment as provided in Section 4(b).

(g)
Conditions and Restrictions Upon Securities Subject to Awards. The Committee may provide that the Shares issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to applicable law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such resales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(h)
Share Certificates. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(i)
No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Employees, Directors, Consultants, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

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(j)
Withholding. The Company or any Subsidiary shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes.

(k)
No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(l)
No Right to Employment. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ or service of the Company or any Subsidiary. Further, the Company or a Subsidiary may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(m)
Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law without regard to conflict of laws.

(n)
Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(o)
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

(p)
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(q)
Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(r)
Compliance With Section 409A of the Code. Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

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(s)
No Representations or Covenants With Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment (e.g., incentive stock options under Section 422 of the Code) or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(t)
Compliance With Laws. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges on which the Company is listed as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(i)	obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(ii)
completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective.

The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 16. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that without the prior approval of the Company’s shareowners, no material amendment shall be made if shareholder approval is required by law, regulation, or stock exchange, and; provided, further, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the shareholders of the Company that would:

(i)	increase the total number of Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

(ii)
except as provided in Section 4(b), permit Options, Stock Appreciation Rights, or Other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right, or the purchase price of a previously granted Other Stock-Based Award.

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(b)
Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award.

SECTION 17. EFFECTIVE DATE OF THE PLAN

The Plan shall be effective as of the date of its approval by the shareholders of the Company.

SECTION 18. TERM OF THE PLAN

No Award shall be granted under the Plan after the tenth anniversary of the date of the Annual Shareholders Meeting of the Company in 2007, and no incentive stock option shall be granted under the Plan after the tenth anniversary of the adoption of the Plan by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

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